UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Inhibikase Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

INHIBIKASE THERAPEUTICS, INC.

3350 RIVERWOOD PARKWAY SE, SUITE 1900

ATLANTA, GEORGIA 30339

(678) 392-3419

May 5, 2023

Dear Fellow Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Inhibikase Therapeutics, Inc. (“Inhibikase,” the “Company,” “we” or “us”) to be held at 9:30 a.m., Eastern Time, on Friday, June 23, 2023.

We are very pleased that this year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast, with no physical in-person meeting. You will be able to virtually attend the 2023 Annual Meeting of Stockholders online and submit your questions during the meeting by visiting https://web.lumiagm.com/235841686, password inhibikase2023. You will also be able to vote your shares electronically at the annual meeting. You will not be able to attend the annual meeting in person.

We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location.

At the meeting, you will be asked to (i) elect two directors to the Board of Directors of the Company (“Board of Directors”) to serve as Class III directors, (ii) to grant discretionary authority to the Board of Directors to amend our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares, (iii) to ratify our appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, (iv) to grant discretionary authority to the Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of the common stock of the Company within a range of 1-for-5 to 1-for-20, if needed to meet the minimum bid requirement under The Nasdaq Capital Market (“Nasdaq”) listing rules with the exact ratio, if any, to be determined by the Board of Directors, and (v) to approve an amendment to Article XII of our Certificate of Incorporation to eliminate the 66 2/3% affirmative vote requirement for amendments to Section 1 of Article IV thereof. In addition, we will be pleased to report on our affairs and a discussion period will be provided for questions and comments of general interest to stockholders. Detailed information with respect to these matters is set forth in the accompanying Proxy Statement, which we encourage you to carefully read in its entirety.

We look forward to greeting personally those stockholders who are able to attend the meeting online. However, whether or not you plan to join us at the meeting, it is important that your shares be represented. Stockholders of record at the close of business on May 1, 2023 are entitled to notice of and to vote at the meeting. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. On or about May 12, 2023, we will mail to our stockholders a Notice of Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and our 2022 Annual Report on Form 10-K and vote electronically via the Internet. The Notice also contains instructions on how to receive a printed copy of your proxy materials.

You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card. Please review the instructions for each of your voting options described in the Proxy Statement, as well as in the Notice you will receive in the mail.

Thank you for your ongoing support of Inhibikase.

Very truly yours,

/s/ Milton H. Werner
Milton H. Werner, Ph.D. President and Chief Executive Officer

INHIBIKASE THERAPEUTICS, INC.

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Inhibikase Therapeutics, Inc. (“Inhibikase” or the “Company”), will be held via live webcast on the Internet on Friday, June 23, 2023 at 9:30 a.m., Eastern Time, for the following purposes:

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to elect two directors to the Board of Directors of the Company (the “Board of Directors”) to serve as Class III directors, to serve until the Company’s 2026 annual meeting of stockholders, or until in each case their respective successor is duly elected and qualified;
•
to grant discretionary authority to the Board of Directors to amend our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares;
•
to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
•
to grant discretionary authority to the Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of the common stock of the Company within a range of 1-for-5 to 1-for-20, if needed to meet the minimum bid requirement under The Nasdaq Capital Market (“Nasdaq”) listing rules with the exact ratio, if any, to be determined by the Board of Directors;
•
to approve an amendment to Article XII of our Certificate of Incorporation to eliminate the 66 2/3% affirmative vote requirement for amendments to Section 1 of Article IV thereof; and
•
to consider and act upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.

These matters are more fully described in the accompanying Proxy Statement.

You will be able to virtually attend the annual meeting, vote and submit your questions during the meeting by visiting https://web.lumiagm.com/235841686, password inhibikase2023 and entering the 11-digit control number included in the Notice of Internet Availability or proxy card that you receive. For further information about the virtual annual meeting, please see the section entitled “About the Annual Meeting” beginning on page 1 of the Proxy Statement.

Only stockholders of record at the close of business on May 1, 2023 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. We have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions before and during the virtual meeting from any location via the Internet at https://web.lumiagm.com/235841686, password inhibikase2023.

A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. All stockholders are cordially invited to virtually attend the Annual Meeting. On or about May 12, 2023, the Company will mail to stockholders a Notice of Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our 2022 Annual Report on Form 10-K, how to vote electronically via the Internet or vote by telephone, and how to request printed proxy materials.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you will receive in the mail, the section entitled “About the Annual Meeting” beginning on page 1 of the Proxy Statement or, if you request to receive printed proxy materials, your enclosed proxy card. Please note that shares held beneficially in street name may be voted by you at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares.

Very truly yours,

/s/ Milton H. Werner
Milton H. Werner, Ph.D. President and Chief Executive Officer

Atlanta, Georgia

May 5, 2023

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders

To Be Held on June 23, 2023

The Proxy Statement, along with our 2022 Annual Report on Form 10-K, is available free of charge at the following website: http://www.astproxyportal.com/ast/23797.

PROXY STATEMENT	1

ABOUT THE ANNUAL MEETING	1

PROPOSAL NO. 1 ELECTION OF CLASS III DIRECTORS	8

PROPOSAL NO. 2: GRANT DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	10

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	13

PROPOSAL NO. 4: GRANT DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK OF THE COMPANY WITHIN A RANGE OF 1-FOR- 5 TO 1-FOR-20, IF NEEDED TO MEET THE MINIMUM BID REQUIREMENT UNDER NASDAQ LISTING RULES, WITH THE EXACT RATIO, IF ANY, TO BE DETERMINED BY THE BOARD OF DIRECTORS	16

PROPOSAL NO. 5: APPROVAL OF AN AMENDMENT TO ARTICLE XII OF OUR CERTIFICATE OF INCORPORATION TO ELIMINATE THE 66 2/3% AFFIRMATIVE VOTE REQUIREMENT FOR AMENDMENTS TO SECTION 1 OF ARTICLE IV THEREOF	24

MANAGEMENT AND CORPORATE GOVERNANCE	26

EXECUTIVE COMPENSATION	35

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	42

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	45

HOUSEHOLDING OF PROXY MATERIALS	46

OTHER BUSINESS	47

STOCKHOLDER PROPOSALS AND NOMINATIONS	48

ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION	49

INHIBIKASE THERAPEUTICS, INC.

3350 RIVERWOOD PARKWAY SE, SUITE 1900

ATLANTA, GEORGIA 30339

PROXY STATEMENT

Our Board of Directors has made this Proxy Statement and related materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at the 2023 Annual Meeting of Stockholders of Inhibikase Therapeutics, Inc. to be held online on Friday, June 23, 2023, beginning at 9:30 a.m., Eastern Time, and at any postponements or adjournments of the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

ABOUT THE ANNUAL MEETING

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date (for more information on the record date, see “– Who is entitled to vote at the Annual Meeting?”). The mailing of the Notice to our stockholders is scheduled to begin on or about May 12, 2023. All stockholders will have the ability to access the proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) on a website referred to in the Notice or to request to receive a printed set of the proxy materials and the Annual Report. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis.

How do I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how you can:

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View our proxy materials for the Annual Meeting and our Annual Report on the Internet; and
•
Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting accompanying this Proxy Statement, consisting of (i) the election of two directors to the Board of Directors of the Company (the “Board of Directors”) to serve as the Class III directors; (ii) to grant discretionary authority to the Board of Directors to amend our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares, (iii) to ratify our appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, (iv) to grant discretionary authority to the Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of the common stock of the Company within a range of 1-for-5 to 1-for-20, if needed to meet the minimum bid requirement under Nasdaq listing rules with the exact ratio, if any, to be determined by the Board of Directors, (v) to approve an amendment to Article XII of our Certificate of Incorporation to eliminate the 66 2/3% affirmative vote requirement for amendments to Section 1 of Article IV thereof, and (vi) such other business that may properly come before the meeting or any postponement or adjournment thereof. In addition, management will report on our performance during the fiscal year ended December 31,

2022 and more recent developments and respond to questions from stockholders. Our Board of Directors is not currently aware of any other matters which will come before the meeting.

How do proxies work and how are votes counted?

The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for our director nominees or withhold your vote as to our director nominees. You may also vote for or against, or abstain from approving the proposed amendments to our Certificate of Incorporation or voting on the ratification of our selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. If a stockholder of record does not indicate instructions with respect to one or more matters on his, her or its proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors (for more information, see “– How does the Board of Directors recommend that I vote?”). If a beneficial owner of shares held in street name does not provide instructions to the bank, broker, or other nominee holding those shares, please see the information below under the caption “– What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on May 1, 2023, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting, or any postponements and adjournments of the meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponements or adjournments of the meeting.

On May 1, 2023, the record date for the meeting, there were 31,056,238 shares of common stock outstanding. Each outstanding share of common stock is entitled to one vote on each of the matters presented at the Annual Meeting or postponements and adjournments of the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock as of the record date will constitute a quorum, permitting the Annual Meeting to conduct its business. As of the record date, 31,056,238 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 15,528,120 shares will be required to establish a quorum.

If a stockholder abstains from voting as to any matter or matters, the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum. If a bank, broker, or other nominee returns a “broker non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the bank, broker, or other nominee to vote on a particular matter, then the shares covered by such broker non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum. For more information on discretionary and non-discretionary matters, see “– What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”

What vote is required to approve each matter and how are votes counted?

Proposal No. 1: Election of Class III Directors

The two nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote on the election of directors will be elected as our Class III directors. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as votes in favor of the relevant nominee or nominees and will result in the relevant nominee or nominees receiving fewer total votes. However, the number of votes cast in favor of such nominee will not be reduced by any abstention, broker non-vote or instructions to withhold authority.

Proposal No. 2: Grant Discretionary Authority to the Board of Directors to Amend our Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 100,000,000 Shares to 200,000,000 Shares

The affirmative vote of the holders of 66 2/3% of the issued and outstanding shares of the Company's common stock entitled to vote is required for the approval of this proposal. An abstention from voting by a stockholder or a broker non-vote by a broker who elects to non-vote instead of using its discretion to vote on this proposal has the same legal effect as a vote “against” the matter.

Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the issued and outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting or a broker non-vote by a broker who elects to non-vote instead of using its discretion to vote has the same legal effect as a vote “against” the matter.

Proposal No. 4: Grant Discretionary Authority to the Board of Directors to Amend our Certificate of Incorporation to Effect a Reverse Stock Split of the Common Stock of the Company Within a Range of 1-for-5 to 1-for-20, If Needed to Meet the Minimum Bid requirement under Nasdaq Listing Rules with the Exact Ratio, If Any, To Be Determined by the Board of Directors

The affirmative vote of a majority of the issued and outstanding shares of our common stock entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder or a broker non-vote by a broker who elects to non-vote instead of using its discretion to vote has the same legal effect as a vote “against” the matter.

Proposal No. 5: Approval of an Amendment to Article XII of our Certificate of Incorporation to Eliminate the 66 2/3% Affirmative Vote Requirement for Amendments to Section 1 of Article IV Thereof

The affirmative vote of the holders of 66 2/3% of the issued and outstanding shares of our common stock entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder or a broker non-vote has the same legal effect as a vote “against” the matter.

How can you attend the Annual Meeting?

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at https://web.lumiagm.com/235841686, password inhibikase2023. If you were a stockholder as of the record date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.lumiagm.com/235841686, password inhibikase2023.
•
Assistance with questions regarding how to attend and participate via the Internet will be provided at www.voteproxy.com on the day of the Annual Meeting.
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Webcast will start on June 23, 2023, at 9:30 a.m. Eastern Time.
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You will need your 11-digit control number to enter the Annual Meeting.
•
Stockholders may submit questions while attending the Annual Meeting via the Internet.
•
Webcast replay of the Annual Meeting will be available until June 24, 2024.

To attend and participate in the Annual Meeting, you will need the 11-digit control number included in the Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 11-digit control number or otherwise vote through the bank or broker. If you lose your 11-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the record date.

Why hold a virtual meeting?

We are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

How do I ask questions at the virtual Annual Meeting?

During the virtual Annual Meeting, you may only submit questions in the question box provided at https://web.lumiagm.com/235841686, password inhibikase2023. We will respond to as many inquiries at the virtual Annual Meeting as time allows.

What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.

How can I vote my shares?

Record Owners and Beneficial Owners Who Have Been Provided With a 11 Digit Control Number

If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with an 11 digit control number, you may vote:

1. Over the Internet – If you have Internet access, you may authorize the voting of your shares by accessing www.voteproxy.com and following the instructions set forth in the Proxy Materials. You must specify how you want your shares voted or your vote will not be completed and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting https://web.lumiagm.com/235841686, password inhibikase2023 and having available the 11 digit control number included on your proxy card or on the instructions that accompanied your Proxy Materials.

2. By Telephone – If you are a registered stockholder, you may call toll-free 1-800-PROXIES (1-800-776-9437) to vote by telephone. If you are a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your Proxy Materials, you may call toll-free 1-800-PROXIES (1-800-776-9437) to vote by telephone. Your shares will be voted according to your instructions.

3. By Mail If You Are a Record Owner – Complete and sign the attached WHITE proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. Unsigned proxy cards will not be voted.

Beneficial Owners

As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with an 11 digit control number, which will allow you to vote as described above or at the Annual Meeting. If your broker has not provided you with an 11 digit control number, please contact your broker for instructions on how to vote your shares.

Stockholders who submit a proxy by Internet or telephone need not return a proxy card or any form forwarded by your broker, bank, trust or nominee. Stockholders who submit a proxy through the Internet or telephone should be aware that they may incur costs to access the Internet or telephone, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder.

What am I voting on at the Annual Meeting?

The following proposals are scheduled for a vote at the Annual Meeting:

•
Proposal No. 1: to elect two directors to the Board of Directors of the Company to serve as Class III directors, to serve until the Company’s 2026 annual meeting of stockholders, or until in each case their respective successor is duly elected and qualified;
•
Proposal No. 2: to grant discretionary authority to the Board of Directors to amend our Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares;

•
Proposal No. 3: to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
•
Proposal No. 4: to grant discretionary authority to the Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of the common stock of the Company within a range of 1-for-5 to 1-for-20, if needed to meet the minimum bid requirement under Nasdaq listing rules with the exact ratio, if any, to be determined by the Board of Directors; and
•
Proposal No. 5: to approve an amendment to Article XII of our Certificate of Incorporation to eliminate the 66 2/3% affirmative vote requirement for amendments to Section 1 of Article IV thereof.

Each of these proposals is described in further detail below.

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not currently aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Dr. Milton Werner, Chief Executive Officer, and Joseph Frattaroli, Chief Financial Officer will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxies will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

How does the Board of Directors recommend that I vote?

As to the proposals to be voted on at the Annual Meeting, the Board of Directors unanimously recommends that you vote:

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FOR Proposal No. 1, to elect two directors to the Board of Directors of the Company to serve as Class III directors, to serve until the Company’s 2026 annual meeting of stockholders, or until in each case their respective successor is duly elected and qualified;
•
FOR Proposal No. 2, to grant discretionary authority to the Board of Directors to amend our Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares;
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FOR Proposal No. 3, to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
•
FOR Proposal No. 4, to grant discretionary authority to the Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of the common stock of the Company within a range of 1-for-5 to 1-for-20, if needed to meet the minimum bid requirement under Nasdaq listing rules with the exact ratio, if any, to be determined by the Board of Directors; and
•
FOR Proposal No. 5, to approve an amendment to Article XII of our Certificate of Incorporation to eliminate the 66 2/3% affirmative vote requirement for amendments to Section 1 of Article IV thereof.

What if I am a stockholder of record and do not indicate voting instructions on my proxy?

If you are a stockholder of record and provide specific instructions on your proxy with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on your proxy for one or more of the proposals to be voted on, the shares will be voted as recommended by the Board of Directors: (i) in favor of our Class III director nominees, (ii) to grant discretionary authority to the Board of Directors to amend our Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares, (iii) for the ratification of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, (iv) to grant discretionary authority to the Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of the common stock of the Company within a range of 1-for-5 to 1-for-20, if needed to meet the minimum bid requirement under Nasdaq listing rules with the exact ratio, if any, to be determined by the Board of Directors, and (v) to approve an amendment to Article XII of our Certificate of Incorporation to eliminate the 66 2/3% affirmative vote requirement for amendments to Section 1 of Article IV thereof. If any other matters are properly presented for consideration at the meeting, the individuals named as proxy holders, Dr. Milton Werner and Joseph Frattaroli, will vote the shares that they represent on those matters as recommended by the Board of Directors. If the Board of Directors does not make a recommendation, then they will vote in accordance with their best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker, or other nominee by the deadline provided in the materials you receive from your bank, broker, or other nominee or vote by mail, telephone or Internet according to instructions provided by your bank, broker, or other nominee. If you do not provide voting instructions to your bank, broker, or other nominee, whether your shares can be voted by such person or entity depends on the type of item being considered for vote.

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Non-Discretionary Item. The election of the Class III directors and the proposal to approve an amendment to Article XII of the Certificate of Incorporation of the Company to reduce the voting requirement for certain amendments are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.
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Discretionary Item. The proposal to grant discretionary authority to amend the Certificate of Incorporation to increase the number of authorized shares of common stock, the ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and the proposal to grant discretionary authority to the Board of Directors to effect a reverse stock split of the common stock of the Company are each a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

We encourage you to provide instructions to your broker regarding the voting of your shares.

Can I change my vote or revoke my proxy?

Yes. (1) If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Notice and entering a new vote by telephone or over the Internet up until 11:59 P.M. Eastern Time on June 22, 2023, (ii) attending the Annual Meeting and voting (although attendance at the Annual Meeting will not in and of itself revoke a proxy) or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the Annual Meeting at 9:30 a.m., Eastern Time, on June 23, 2023. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or sent to the Company’s principal executive offices at 3350 Riverwood Parkway SE, Suite 1900, Atlanta, Georgia 30339, Attention: Corporate Secretary; (2) If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote.

The last proxy or vote that we receive from you will be the vote that is counted.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have engaged Kingsdale Shareholder Services US LLC (“Kingsdale Advisors”) to assist in soliciting proxies on our behalf. Kingsdale Advisors may solicit proxies personally, electronically or by telephone. We have agreed to pay Kingsdale Advisors a fee of $10,000 plus $4.50 per telephone call and $6.00 per QuickVote received for its services. QuickVote is a service that allows Kingsdale Advisers to record the votes of certain of our stockholders. We have also agreed to reimburse Kingsdale Advisors for its reasonable out-of-pocket expenses and to indemnify Kingsdale Advisors and its employees against certain liabilities arising from or in connection with the engagement.

What is “householding” and where can I get additional copies of proxy materials?

For information about householding and how to request additional copies of proxy materials, please see the section captioned “Householding of Proxy Materials.”

Whom may I contact if I have other questions about the Annual Meeting or voting?

You may contact the Company at 3350 Riverwood Parkway SE, Suite 1900, Atlanta, Georgia 30339, Attention: Milton H. Werner, Ph.D., or by telephone at (678) 392-3419. You may also contact Kingsdale Advisors by telephone at 1-855-682-9644.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. Voting results will be disclosed on a Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.

We encourage you to vote by proxy over the Internet or by telephone by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

PROPOSAL NO. 1

ELECTION OF CLASS III DIRECTORS

Two directors are to be elected at the Annual Meeting to serve as our Class III directors until the Company’s 2026 annual meeting of stockholders, or until in each case their respective successor is duly elected and qualified. The Class III director nominees are current directors and have been nominated for re-election by our Board of Directors. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the election of the Class III director nominees to serve until the 2026 annual meeting of stockholders, or until in each case their respective successor is duly elected and qualified. Our Certificate of Incorporation provides that the number of directors that constitute the entire Board of Directors shall be determined in the manner designated in the Company’s bylaws. The Company’s Amended and Restated Bylaws provide that the number of directors is determined by resolution of the Board of Directors, provided that the Board of Directors shall consist of at least one member.

Should the Class III director nominees be unable to accept nomination or election as directors, the individuals named as proxy holders, Dr. Milton Werner and Joseph Frattaroli, will vote the shares that they represent for such other persons as the Board of Directors may recommend. The Board of Directors has no present knowledge that the Class III director nominees named below will be unavailable to serve.

The Class III directors standing for re-election, together with their age and certain other information, is:

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
Dennis Berman	72	2020

Dennis Berman has served as a member of our Board of Directors since December 22, 2020. Dennis Berman has been a co-founder, board member, and seed investor in many private biotechnology and technology companies, five of which have gone public. Currently, Mr. Berman is President of Molino Ventures, a board advisory and venture capital firm focused on privately held and publicly held health care and technology companies in all stages of development. Previously, he was Co-founder and Executive Vice President of Corporate Development of Tocagen Inc., a publicly traded gene therapy company utilizing a replicating retrovirus and prodrug to activate patients’ immune systems against their cancers. Other public companies for which Mr. Berman has served as a seed investor, co-founder, and/or board member include Intervu Inc. (one of the first software-as-a-service companies), which was acquired by Akamai Technologies Inc.; Kintera, Inc. (online fundraising pioneer), which was acquired by Blackbaud, Inc.; Gensia Pharmaceuticals, Inc. (focused on purine/pyrimidine metabolism compounds), which was acquired by Teva Pharmaceutical Industries Limited; and Viagene Biotech Inc. (the first U.S. gene therapy company, which utilized a non- replicating retrovirus), which was acquired by Chiron Corporation/Novartis AG. In addition, he was co-founder of Genovo Inc. (a private gene therapy company founded by James Wilson at the University of Pennsylvania). Mr. Berman also was a seed investor in Calabrian Corporation (a private water treatment company), which was acquired by SK Capital Partners. Earlier, Mr. Berman was a corporate law partner at several large law firms, including Sonnenschein Nath & Rosenthal LLP (now Dentons US LLP) and Reavis & McGrath (now Norton Rose Fulbright US LLP). Mr. Berman holds a Bachelor of Science from Wharton School in Accounting/ Economics and a Bachelor of Arts from the University of Pennsylvania in Economics and is a graduate of Harvard Law School. He has been an Entrepreneur in Residence at Harvard’s Innovation Lab (i-lab) and a guest speaker at Harvard School of Public Health. We believe Mr. Berman’s skills in corporate governance, corporate finance, and value creation in early and late stage pharmaceutical and biotechnology companies make him uniquely qualified to serve on our Board of Directors.

Gisele Dion	56	2022

Gisele Dion has served as a member of the Board of Directors since September 1, 2022. Ms. Dion is the former Chief Accounting Officer and Corporate Controller at Takeda Pharmaceutical Ltd. (“Takeda”). She also served as Senior Advisor to the Chief Financial Officer of Takeda. Prior to Takeda’s acquisition of Shire Pharmaceuticals

LLC, Ms. Dion was the Senior Vice President, Chief Accounting Officer and Corporate Controller at Shire Pharmaceuticals LLC (“Shire”), a biopharmaceutical company. Previous to Shire, Ms. Dion served as Corporate Controller and Senior Director of Technical Accounting at Biogen Inc., a biotechnology company. Ms. Dion currently serves on the board of Cytek Biosciences, Inc. where she is Chair of its Audit Committee. Her prior experience includes serving as a staff member of the Financial Accounting Standards Board (FASB) and she has served as an Audit Advisor Group Member for the Pharmaceutical Research and Manufacturers of America (PhRMA). Ms. Dion received a B.S. in Accounting and Management Information Systems from Fairfield University. We believe Ms. Dion’s skills in corporate governance and corporate finance in early and late stage pharmaceutical and biotechnology companies makes her uniquely qualified to serve on our Board of Directors.

No family relationships exist between any director, executive officer or person nominated or chosen to be a director or officer.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. These officers, directors and stockholders are required by SEC regulations to furnish us with copies of all reports that they file.

Based solely upon a review of copies of the reports furnished to us during the year ended December 31, 2022 and thereafter, or any written representations received by us from directors, officers and beneficial owners of more than 10% of our common stock (“reporting persons”) that no other reports were required, we believe that all reporting persons filed on a timely basis all reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2022.

Vote Required

The two Class III director nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote on the election of directors will be elected as our Class III directors. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as votes in favor of the relevant nominee or nominees and will result in the relevant nominee or nominees receiving fewer total votes. However, the number of votes cast in favor of such nominees will not be reduced by any abstention, broker non-vote or instructions to withhold authority. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the election of the Class III director nominees. In the absence of instructions to the contrary, the shares represented by the accompanying proxy card will be voted “FOR” the Class III director nominees named above.

The Board of Directors unanimously recommends a vote “FOR” the election of the Class III director nominees to the Board of Directors named in this Proposal No. 1.

PROPOSAL NO. 2

GRANT DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORs TO AMEND our CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

Our Board of Directors is seeking stockholder authorization to grant discretionary authority to the Board of Directors to amend our Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares at any time prior to the one-year anniversary date of the Annual Meeting. The form of the proposed certificate of amendment to the Certificate of Incorporation is attached hereto as Appendix A.

The newly authorized shares of common stock would have the same rights as the currently outstanding shares of our common stock. As of May 1, 2023, 31,056,238 shares of our common stock were issued and outstanding, 4,826,208 shares were subject to outstanding option unit awards, 19,395,517 shares were subject to outstanding warrants and 7,067,892 shares of our common stock were reserved for future issuance under our equity compensation plans. Accordingly, 55,277,963 of the 100,000,000 authorized shares of our common stock are currently issued or reserved while 44,722,037 of the authorized shares of our common stock remain available for future issuance.

Even if the shareholders approve this proposal, we reserve the right not to effect the increase to the number of authorized shares of our common stock if the Board of Directors does not deem it to be in the best interests of our shareholders. The Board of Directors believes that granting this discretion provides the Board of Directors with maximum flexibility to act in the best interests of our shareholders. If this proposal is approved by the shareholders, the Board of Directors will have the authority, in its sole discretion, without further action by the shareholders, to effect the increase to the number of authorized shares of our common stock during the period set forth above.

The proposed amendment would amend and restate Section 1 of Article IV of the Certificate of Incorporation as follows:

This Corporation is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Corporation shall have authority to issue is two hundred ten million (210,000,000) shares, of which two hundred million (200,000,000) shares are Common Stock, $0.001 par value, and ten million (10,000,000) shares are Preferred Stock, $0.001 par value.

Reasons for the Increase in Authorized Shares

Our Board of Directors believes it would be prudent and advisable to have the additional shares of common stock available to provide additional flexibility regarding the potential use of shares of common stock for business and financial purposes in the future. Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that may develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital through issuances of common stock or securities that are convertible into common stock; (ii) potential business expansion through strategic mergers, acquisitions, or other business combinations through issuances of common stock; (iii) establishing potential strategic relationships with other companies through the issuance of common stock; (iv) exchanges of common stock or securities that are convertible into common stock for other outstanding securities; (v) providing equity incentives to attract and retain employees, officers or directors; and (vi) other purposes. We have no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of common stock that would result from the proposed amendment.

Potential Effects of the Proposed Amendment

The additional shares of our common stock to be authorized by adoption of the proposed amendment would have rights identical to our currently outstanding shares of common stock. Adoption of the proposed amendment and subsequent issuance of the shares of common stock would not affect the rights of the holders of our currently outstanding shares of common stock, except for effects incidental to increasing the number of shares of our common stock. Incidental effects of a subsequent issuance of shares of our common stock (but not of the adoption of the proposed amendment in and of itself) include potentially diluting the voting power and percentage ownership of existing stockholders. Current holders of shares of our common stock do not have preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of our capital stock, including shares of our common stock, in order to maintain their proportionate ownership of our company. If the proposed amendment is approved, our Board of Directors may cause the issuance of additional shares of our common stock without further vote of our stockholders, except as provided under Delaware or other applicable law, our charter or bylaws or under the listing rules of Nasdaq. Our Certificate of Incorporation also currently authorizes the issuance of 10,000,000 shares of preferred stock, none of which are issued or outstanding.

The proposed amendment to the Certificate of Incorporation would not change the authorized number of shares of preferred stock. Future issuances of shares of common stock or securities convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share and the voting interest and power of current stockholders since holders of common stock are not entitled to preemptive rights.

Although we have not proposed the increase in the number of authorized shares of common stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board of Directors or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the proposed amendment is approved and implemented, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of members of the Board of Directors (as the Company’s Board of Directors is classified, directors may only be removed for cause) or management. Our Board of Directors and executive officers have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of the Company's common stock.

Potential Effects if the Proposed Amendment is not Approved

If the proposed amendment is not approved by our stockholders, our business development and financing alternatives will be limited by the amount of unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical and scientific personnel, and if the amendment is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities that our Compensation Committee deems appropriate could adversely impact our ability to achieve these goals. In summary, if our stockholders do not approve the amendment, we may not be able to access the capital markets, initiate or complete clinical trials and other key development activities, complete corporate collaborations or partnerships, conduct strategic business development initiatives, add to our product pipeline, attract, retain and motivate employees and others required to make our business successful, and pursue other business opportunities integral to our growth and success, all of which could severely harm our company and our future prospects.

Implementation of the Authorized Share Increase

Following stockholder approval of this proposal, the authorized share increase would be implemented by our filing the certificate of amendment with the Secretary of State of the State of Delaware. However, at any time prior to the effectiveness of the filing of the certificate of amendment with the Secretary of State of the State of Delaware, the Board of Directors reserves the right to abandon this proposal and to not file the certificate of amendment, even if approved by the stockholders of the Company, if the Board of Directors, in its discretion, determines that such amendment is no longer in the best interests of the Company or its stockholders. The Board of Directors currently expects that if the Reverse Stock Split described in Proposal 4 is implemented, the amendment to our Certificate of Incorporation for the authorized share increase will not be implemented.

Vote Required

The affirmative vote of the holders of 66 2/3% of the issued and outstanding shares of the Company's common stock entitled to vote is required for the approval of this proposal. An abstention from voting by a stockholder or a broker non-vote by a broker who elects to non-vote instead of using its voting discretion has the same legal effect as a vote “against” the matter. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

The Board of Directors deems Proposal No. 2 "Grant Discretionary Authority to the Board of Directors to Amend our Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 100,000,000 Shares to 200,000,000 Shares" to be in our and our stockholders' best interests and unanimously recommends a vote "FOR" approval thereof.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee of the Board of Directors has appointed CohnReznick LLP (“CohnReznick,” the “principal accountant” or the “independent accountant”) as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending December 31, 2023. CohnReznick has been our independent registered public accounting firm since it was appointed in April 2018 to audit our consolidated financial statements for the fiscal year ended December 31, 2016. Since that date, CohnReznick has also provided us certain tax and other audit-related services. The Board of Directors has directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of CohnReznick are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in our and our stockholders’ best interests. If the appointment is not ratified by our stockholders, the Board of Directors may reconsider whether it should appoint another independent registered public accounting firm.

Audit and Other Fees

The following table sets forth the aggregate fees billed by CohnReznick LLP in connection with audit and other services rendered during the past two fiscal years.

	12/31/2022	12/31/2021
Audit Fees(1)	$238,900	$232,900
Audit-Related Fees(2)	40,145	29,800
Tax Fees(3)	23,000	—
All other fees	—	—
Total	$302,045	$262,700

(1)
Audit fees in 2022 and 2021 include fees related to the annual audit of the Company’s financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and comfort letters, consents and assistance with and review of documents filed with the SEC.
(2)
Audit related fees represent fees for professional services rendered during 2022 in connection with our 2019 NIH grants program (“Yellow Book”) audit. Audit related fees represent fees for professional services rendered during 2022 and 2021 in connection with our 2021, 2020 and 2019 Yellow Book audits respectively.
(3)
Tax fees are related to tax compliance, tax advice and tax planning services, including the review and preparation of our federal and state income tax returns.

Audit Committee Report

The audit committee of the Board of Directors (the “audit committee”) operates under a written charter approved by the Board of Directors, which provides that its responsibilities include assisting the Board of Directors in monitoring the integrity of the Company’s financial statements, the qualifications and independence of the Company’s independent auditors, the performance of the Company’s internal audit function and independent auditors and the compliance by the Company with legal and regulatory requirements. For more information on the audit committee, see “Management and Corporate Governance – Board of Directors Committees – Audit Committee.”

The audit committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. CohnReznick was responsible for performing an independent audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2022 in accordance with the standards of the Public Company Accounting Oversight Board of Directors (United States) (the “PCAOB”). The audit committee’s main responsibility is to monitor and oversee this process.

The audit committee reviewed and discussed our audited consolidated financial statements as of and for the fiscal year ended December 31, 2022 with management. The audit committee discussed with CohnReznick the matters required to be discussed by PCAOB Auditing Standard No. 16. The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The audit committee is responsible to consider any fees paid to CohnReznick for the provision of non-audit related services. All non-audit related services rendered by CohnReznick for the fiscal years ended December 31, 2022 and December 31, 2021 were approved by the audit committee.

Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

THE AUDIT COMMITTEE

Gisele Dion (Chairperson)

Paul Grint, M.D.

Dennis Berman

Audit Committee Pre-Approval Policies and Procedures

The audit committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The audit committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the audit committee.

All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2022. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the audit committee to one or more members of the audit committee; provided that any decisions made by such member or members must be presented to the full audit committee at its next scheduled meeting.

Vote Required

The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the ratification of the appointment of CohnReznick as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions will be considered in determining the total number of votes required to attain a majority of the shares present in person or represented by proxy at the meeting entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present in person or represented by proxy at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal. The ratification of the appointment of CohnReznick as our independent registered public accounting firm for the fiscal year ending December 31, 2023 is a discretionary item. Brokers, banks, and other nominees that do not receive voting instructions from beneficial owners of our common stock may generally vote on this proposal in their discretion. A broker non-vote by a broker who elects to non-vote instead of using its discretion to vote will have the same effect as a vote “against” the matter. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the ratification of CohnReznick as our auditors for the fiscal year ending December 31, 2023. If no instructions are indicated on such proxy, the shares will be voted “FOR” the ratification of CohnReznick as our auditors for the fiscal year ending December 31, 2023.

The Board of Directors deems Proposal No. 3 “Ratification of Appointment of

Independent Registered Accounting Firm” to be in our and our stockholders’

best interests and unanimously recommends a vote

“FOR” approval thereof.

PROPOSAL NO.4

GRANT DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT of the common stock OF THE COMPANY within a range of 1-for-5 to 1-for-20, IF NEEDED TO MEET THE MINIMUM BID REQUIReMENT UNDER NASDAQ LISTING RULES, with the exact ratio, if any, to be determined by the Board of Directors

Introduction

At the Annual Meeting, stockholders will be asked to grant discretionary authority to the Board of Directors to amend our Certificate of Incorporation (the “Reverse Split Amendment”) to effect a reverse stock split of the common stock of the Company within a range of 1-for-5 to 1-for-20 (the “Reverse Stock Split”), if needed to meet the minimum bid requirement under The Nasdaq Capital Market (“Nasdaq”) listing rules with the exact ratio, if any, to be determined by the Board of Directors (the “Reverse Stock Split Ratio”) at any time prior to the one-year anniversary date of the Annual Meeting. Upon the effectiveness of the Reverse Split Amendment (the “Split Effective Time”), the issued shares of common stock outstanding immediately prior to the Split Effective Time will be reclassified into a smaller number of shares. The ultimate Reverse Stock Split Ratio will be based on a number of factors, including market conditions, existing and expected trading prices for the common stock and the listing requirements of Nasdaq. The form of the Reverse Split Amendment, as more fully described below, will effect the Reverse Stock Split but will not change the number of authorized shares of common stock or preferred stock, or the par value of the common stock or preferred stock. The following discussion is qualified in its entirety by the full text of the Reverse Split Amendment, which is incorporated herein by reference.

Even if the shareholders approve the Reverse Stock Split, we reserve the right not to effect the Reverse Stock Split if the Board of Directors does not deem it to be in the best interests of our shareholders. The Board of Directors believes that granting this discretion provides the Board of Directors with maximum flexibility to act in the best interests of our shareholders. If this Reverse Stock Split is approved by the shareholders, the Board of Directors will have the authority, in its sole discretion, without further action by the shareholders, to effect the Reverse Stock Split within the ratios and during the period set forth above.

The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our common stock, Nasdaq listing requirements, actual or forecasted results of operations, and the likely effect of such results on the market price of our common stock.

The form of the proposed certificate of amendment to the Certificate of Incorporation is attached hereto as Appendix B.

Purpose

The Board of Directors approved the proposal approving the Reverse Split Amendment for the following reasons:

•
the Board of Directors believes that the Reverse Stock Split may be the only option available to the Company to increase its stock price as required for continued listing on Nasdaq;
•
the Board of Directors believes a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees; and
•
if the Reverse Stock Split successfully increases the per share price of the common stock, the Board of Directors believes this increase may facilitate future financings by the Company.

Reasons for the Reverse Stock Split and Nasdaq Listing Requirements

Our common stock is listed on Nasdaq under the symbol “IKT”. For our common stock to continue to be listed on Nasdaq, we must meet the current continued listing requirements, including the requirement under Nasdaq Listing Rule 5550(a) that our common stock maintain a minimum bid price per share of at least $1.00 per share (the “Minimum Bid Price Requirement”).

On January 24, 2023 and July 25, 2022, we received written notices from the Listing Qualifications Department of Nasdaq notifying us that we are not in compliance with the Minimum Bid Price Requirement. On January 24, 2023, the Company received notice from Nasdaq indicating that, while the Company has not regained compliance with the Minimum Bid Price Requirement, Nasdaq has determined that the Company is eligible for an additional 180-day period, or until July 24, 2023, to regain compliance. According to the notice from Nasdaq, the Staff’s determination was based on (i) the Company meeting the continued listing requirement for the market value of its publicly held shares and all other Nasdaq initial listing standards, with the exception of the Minimum Bid Price Requirement, and (ii) the Company’s written notice to Nasdaq of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. If at any time during this second 180-day compliance period, the closing bid price of the common stock is at least $1.00 per share for a minimum of 10 consecutive business days, Nasdaq will provide the Company with written confirmation of compliance.

If compliance cannot be demonstrated by July 24, 2023, we expect that Nasdaq will provide written notification that the common stock will be delisted. At that time, the Company may appeal Nasdaq’s determination to a Hearings Panel. During this time, the Company’s securities will remain listed and trading on Nasdaq. There can be no assurance that we will be able to regain compliance with the applicable continued listing criteria within the period of time, if any, granted by the Hearings Panel. To regain compliance with the Minimum Bid Price Requirement, the bid price of the common stock must have a closing bid price of at least $1.00 per share for a minimum of 10 consecutive trading days.

The Board of Directors has determined that the Reverse Split Amendment is necessary so that a reverse split can be effectuated if required to continue the listing of our common stock on Nasdaq. The Board of Directors has determined continued listing of our common stock on Nasdaq is in the best interests of our stockholders. In addition to bringing the per share trading price and closing bid price of our common stock back above $1.00, the Reverse Stock Split if effectuated may make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current per share trading price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in stocks priced below $1.00 or tend to discourage individual brokers from recommending such stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. If we were unable to maintain compliance with the Minimum Bid Price Requirement and our common stock were delisted from Nasdaq, trading of our common stock would most likely take place on an over-the-counter market established for unlisted securities, such as the OTCQX, the OTCQB or the OTC Pink markets maintained by OTC Markets Group Inc. An investor would likely find it less convenient to sell, or to obtain accurate quotations in seeking to buy or sell, our common stock on an over-the-counter market and many investors would likely not buy or sell our common stock due to difficulty in accessing over-the-counter markets, or their own policies preventing them from trading in securities not listed on a national exchange or other reasons. In addition, as a delisted security, our common stock would be subject to SEC rules as a “penny stock,” which impose additional disclosure requirements on broker-dealers. The regulations relating to penny stocks, coupled with the typically higher cost per trade to the investor of penny stocks due to factors such as broker commissions generally representing a higher percentage of the price of a penny stock than of a higher-priced stock, would further limit the ability of investors to trade in our common stock. In addition, if the Company’s common stock were no longer to be listed on Nasdaq, we believe the Company’s ability to effect future financings necessary to enable it to continue its clinical development would be materially and adversely impaired. For these reasons and others, delisting would adversely affect the liquidity, trading volume and price of our common stock, causing the value of an investment in us to decrease and having an adverse effect on our business, financial condition and results of operations, including our ability to attract and retain qualified employees and to raise capital.

Reverse Stock Split Ratio

If approved by stockholders, this Reverse Stock Split proposal would permit but not require the Board of Directors to effect a Reverse Stock Split of our common stock at any time prior to the one-year anniversary date of the Annual Meeting by the Reverse Stock Split Ratio, with the specific ratio to be fixed within this range by the Board of Directors in its sole discretion without further stockholder approval. We believe that enabling the Board of Directors to fix the specific Reverse Stock Split Ratio within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders. In fixing the Reverse Stock Split Ratio, the Board of Directors may consider, among other things, factors such as:

•
the total number of shares of common stock outstanding;
•
Nasdaq requirements for the continued listing of common stock;

•
the historical trading price and trading volume of common stock;
•
the then prevailing trading price and trading volume for common stock;
•
the anticipated impact of the Reverse Stock Split on the trading price of and market for common stock;
•
the administrative and transaction costs associated with potential exchange ratios;
•
potential financing opportunities; and
•
prevailing general market and economic conditions.

The Board of Directors will have sole discretion as to any implementation of, and the exact timing and actual Reverse Stock Split Ratio of, the Reverse Stock Split within the range of Reverse Stock Split Ratios specified in this proposal at any time prior to the one-year anniversary date of the Annual Meeting . The Board of Directors may also determine that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders and decide to abandon the Reverse Stock Split at any time before, during or after the Annual Meeting and prior to its effectiveness, without further action by the stockholders.

Effectiveness of the Reverse Stock Split

If approved by our stockholders, the Reverse Stock Split would become effective upon the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware, or at the later time set forth in the Reverse Split Amendment, which will constitute the Split Effective Time. The exact timing of the Reverse Split Amendment will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Reverse Split Amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of the State of Delaware, the Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The form of the proposed Amendment to effect the Reverse Stock Split is attached as Appendix B to this Proxy Statement. Any Amendment to effect the Reverse Stock Split will include the Reverse Stock Split Ratio fixed by the Board of Directors, within the range approved by the stockholders.

Potential Market Effects of the Reverse Stock Split

The Reverse Stock Split proposal is intended primarily to increase the Company’s per share bid price and satisfy the Minimum Bid Price Requirement under Nasdaq listing rules. Reducing the number of outstanding shares of common stock should, absent other factors, increase the per share market price of the common stock, although the Company cannot provide any assurance that it will be able to meet or maintain a bid price over the Minimum Bid Price Requirement for continued listing on Nasdaq or any other exchange. The delisting of the common stock from Nasdaq may result in decreased liquidity, increased volatility in the price and trading volume of our common stock, a loss of current or future coverage by certain sell-side analysts, a diminution of institutional investor interest and/or the impairment of the Company’s ability to raise capital. Delisting could also cause a loss of confidence of the Company’s customers, collaborators, vendors, suppliers and employees, which could harm its business and future prospects.

Reducing the number of outstanding shares of common stock through a Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. The market price of our common stock will also be based on and may be adversely affected by our performance, financial results market conditions, the market’s perception of our business and other factors which are unrelated to the number of shares outstanding. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of the common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of common stock outstanding before the Reverse Stock Split. In addition, the Reverse Stock Split may not result in a market price per share that will attract certain segments of the institutional investor community and the investing public that previously refrained from investing in us because of the low market price of our common stock. If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

In evaluating the Reverse Stock Split proposal, in addition to the considerations described above, the Board of Directors also took into account various negative factors associated with Reverse Stock Splits generally. These factors include: the negative perception of Reverse Stock Splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected Reverse Stock Splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a Reverse Stock Split.

Potential Increased Investor Interest if the Reverse Stock Split is Implemented

On May 1, 2023, the Company’s common stock closed at $0.55 per share. An investment in the common stock at the current market price may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Board of Directors believes that most investment funds are reluctant to invest in lower priced stocks. The Board of Directors believes that the anticipated higher market price expected to result from a Reverse Stock Split will reduce, to some extent, the negative effects of the practices of brokerage houses and investors described above on the liquidity and marketability of the common stock.

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of the common stock. The Company cannot predict whether the Reverse Stock Split will increase the market price for the common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•
the market price per share of the common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of the common stock outstanding before the Reverse Stock Split;
•
the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;
•
the Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees;
•
the market price per share will either exceed or remain in excess of $1.00, the Minimum Bid Price Requirement by Nasdaq for continued listing; or
•
the Company would otherwise meet the Nasdaq listing requirements even if the per share market price of the common stock after the Reverse Stock Split meets the Minimum Bid Price Requirement.

The market price of the common stock will also be based on the Company’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of the common stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of the common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Potential Effects of Proposed Reverse Split Amendment

If our stockholders approve the Reverse Stock Split and the Board of Directors effects it, the number of shares of common stock issued and outstanding will be reduced, depending upon the Reverse Stock Split Ratio determined by the Board of Directors. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” holders of our common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split Ratio will, in lieu of a fractional share, receive one whole share of common stock. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split alone would have no effect on our authorized capital stock, and the total number of authorized shares would remain the same as before the Reverse Stock Split. This would have the effect of increasing the number of shares of our common stock available for issuance. The additional available shares would be available for issuance from time to time at the discretion of the Board of Directors when opportunities arise, without further stockholder action or the related delays and expenses, except as may be required for a particular transaction by law, the rules of any exchange on which our securities may then be listed, or other agreements or restrictions. Any issuance of additional shares of our common stock would increase the number of outstanding shares of our common stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. In addition, any such issuance of additional shares of our common stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of our common stock. For information on the proposal to increase the number of authorized shares of our common stock, see “Proposal No. 2 – Grant Discretionary Authority to the Board of Directors to Amend our Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 100,000,000 Shares to 200,000,000 Shares.” The Board of Directors currently expects that if the increase in the number of authorized shares of common stock of the Company described in Proposal 2 is implemented, the amendment to our Certificate of Incorporation for the Reverse Stock Split will not be implemented.

In addition to sales of our common stock, if our stockholders approve the Reverse Stock Split and the Board of Directors effects it, the additional available shares of our common stock would also be available for conversions of convertible securities that we may issue, acquisition transactions, strategic relationships with corporate and other partners, stock splits, stock dividends and other transactions that may contribute to the growth of our business. Any decision to issue equity will depend on, among other things, our evaluation of funding needs, developments in business and technologies, current and expected future market conditions and other factors. There can be no assurance, however, even if the Reverse Stock Split is approved and implemented, that any financing transaction or other transaction would be undertaken or completed.

The Reverse Stock Split will not change the terms of our common stock. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to common stock now authorized.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

After the Split Effective Time, the Company will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Subject to compliance with applicable continued listing requirements, our common stock will continue to be listed on Nasdaq and traded under the symbol “IKT,” although the exchange will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Split Effective Time to indicate that a Reverse Stock Split has occurred. After the Split Effective Time, it is expected that our common stock will have a new CUSIP number. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the Split Effective Time, the post-split market price of our common stock may be less than the pre-split price multiplied by the Reverse Stock Split Ratio. In addition, a reduction in the number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of the common stock.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a stockbroker, bank or other nominee in the same manner as registered stockholders whose shares are registered in their names. Stockbrokers, banks or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding common stock in street name. However, these stockbrokers, banks or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of common stock with a stockbroker, bank or other nominee and who have any questions in this regard are encouraged to contact their stockbrokers, banks or other nominees.

Registered “Book-Entry” Holders of Common Stock

Certain registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with our transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of our common stock in lieu of such fractional share.

Effect of the Reverse Stock Split on Stock Option Awards and Equity Incentive Plans

Based upon the Reverse Stock Split Ratio, proportionate adjustments are generally required to be made to the per share exercise price or the per share base price and the number of shares issuable upon the exercise of all outstanding options and to the per share exercise price of all outstanding options. This would result in approximately the same aggregate price being required to be paid under such options upon exercise, and approximately the same value of shares of our common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. However, to comply with certain regulations under the Internal Revenue Code of 1986, as amended (the “Code”), the per share exercise price of each outstanding option would be rounded up to the nearest whole cent and the number of shares of our common stock that could be acquired upon the exercise of each option would be rounded down to the nearest whole share. The number of shares of our common stock reserved for issuance pursuant to the Inhibikase Therapeutics, Inc. 2020 Equity Incentive Plan (the “2020 Plan”) will be reduced proportionately based upon the Reverse Stock Split Ratio.

Effect of the Reverse Stock Split on Warrants

In addition to adjusting the number of shares of our common stock, we would adjust all shares underlying any of our outstanding warrants as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each instrument, and would increase the applicable exercise price or conversion price in accordance with the terms of each instrument and based on the Reverse Stock Split Ratio.

Accounting Matters

The proposed Reverse Split Amendment will not affect the par value of $0.001 of our common stock. As a result, at the Split Effective Time, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split Ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the common stock will be reclassified for prior periods to conform to the post-Reverse Stock Split presentation.

Pro Forma Capitalization of Common Stock

The table below summarizes the Company’s pro forma capitalization of common stock, as of May 1, 2023, before and after giving effect to a hypothetical reverse stock split of one-for-five (1-for-5) and one-for-twenty (1-for-20). The table below does not include the 10,000,000 shares of preferred stock authorized under the Certificate of Incorporation, none of which is currently outstanding. The Reverse Stock Split alone would have no effect on our authorized capital stock, including our authorized preferred stock. For purposes of the figures below, share numbers have been rounded down to the nearest whole share.

		After Reverse Split if 1:5 Ratio is Selected	After Reverse Split if 1:20 Ratio is Selected
Current
Authorized Common Stock	100,000,000	100,000,000	100,000,000
Shares of Common Stock Issued and Outstanding(1)	31,056,238	6,211,248	1,552,812
Shares of Common Stock Reserved for Future Issuance but not Issued and Outstanding(1)(2)	23,921,725	4,784,345	1,196,087
Shares of Common Stock Available for Future Issuance(1)	45,022,037	9,004,408	2,251,102

(1) These estimates do not reflect the potential effects of rounding up of fractional shares that may result from the Reverse Stock Split.

(2) Includes, as of May 1, 2023, (i) 19,395,517 shares issuable upon the exercise of outstanding warrants at a weighted average exercise price of  $0.89; (ii) 4,817,128 shares issuable upon the exercise of outstanding stock options, at a weighted average exercise price of $2.07; and (iii) $7,067,892 shares reserved for future issuance under the 2020 Plan. Does not include any shares of common stock issuable upon the exercise or conversion of securities that may have been issued since May 2, 2023.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to U.S. Holders (as defined below) of our common stock. This discussion is based on the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of our common stock. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust that (1) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, banks, insurance companies and other financial institutions, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations or governmental organizations, brokers, dealers or traders in securities, commodities or currencies, stockholders who hold our common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, U.S. Holders that have a functional currency other than the U.S. dollar, U.S. Holders who actually or constructively own 5% or more of our stock, U.S. expatriates and former citizens or long-term residents of the United States, and persons for whom common stock constitutes “qualified small business stock” within the meaning of Section 1202 of the Code.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effected before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences.

The Reverse Stock Split is intended to constitute as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming that such treatment is correct, the Reverse Stock Split generally will not result in the recognition of gain or loss for U.S. federal income tax purposes, except potentially with respect to any additional fractions of a share of our common stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of our common stock in lieu of a fractional share, the adjusted basis of the new common stock will be the same as the adjusted basis of the common stock exchanged. The holding period of the new, post-Reverse Stock Split common stock resulting from implementation of the Reverse Stock Split will include the U.S. Holder’s respective holding periods for the pre-Reverse Stock Split common stock. U.S. Holders who acquired our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such common stock.

As noted above, no fractional shares of our common stock will be issued as a result of the Reverse Stock Split. Instead, we will issue one (1) full share of the post-Reverse Stock Split common stock to any U.S. Holder who would have been entitled to receive a fractional share as a result of the process. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our common stock are not clear. A U.S. Holder who receives one (1) whole share of our common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any U.S. Holder, and U.S. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Stock Split.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and non-U.S. tax consequences to you of the Reverse Stock Split.

Appraisal Rights

Under the General Corporation Law of the State of Delaware, our stockholders will not be entitled to dissenter’s rights with respect to the proposed Reverse Split Amendment, and we do not intend to independently provide stockholders with such rights.

Vote Required

The affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder or a broker non-vote by a broker who elects to non-vote instead of using its discretion to vote has the same legal effect as a vote “against” the matter.

The Board of Directors deems Proposal No. 4 “Grant Discretionary Authority to the Board of Directors to Amend our Certificate of Incorporation to Effect a Reverse Stock Split of the Common Stock of the Company Within a Range of 1-for-5 to 1-for-20, If Needed to Meet the Minimum Bid requirement under Nasdaq Listing Rules with the Exact Ratio, If Any, To Be Determined by the Board of Directors” to be in our and our stockholders’ best interests and unanimously recommends a vote “FOR” approval thereof.

PROPOSAL NO. 5

APPROVAL OF AN AMENDMENT TO ARTICLE XII OF OUR CERTIFICATE

OF INCORPORATION TO ELIMINATE THE 66 2/3% AFFIRMATIVE VOTE REQUIREMENT FOR AMENDMENTS TO SECTION 1 OF ARTICLE IV THEREOF

General

Article XII of our Certificate of Incorporation currently provides that the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors and the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the outstanding voting securities of the Company, voting together as a single class, shall be required for the amendment, repeal or modification of the provisions of Section 1, Section 2 and Section 3 of Article IV, Section 1 and Section 2 of Article V, Article VI, Section 5 of Article VII, Article VIII, Article XI or Article XII of our Certificate of Incorporation. Specifically, Section 1 of Article IV of our Certificate of Incorporation provides for the Company’s authorized capital stock.

Our Board of Directors is seeking stockholder approval of an amendment to our Certificate of Incorporation that would eliminate the requirement for the affirmative vote of 66 2/3% for the amendment, repeal or modification of the provisions of Section 1 of Article IV of our Certificate of Incorporation (the “Stockholder Vote Amendment”). Following the Stockholder Vote Amendment, the requirement for future amendments to Section 1 of Article IV will be determined by the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors and the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Company entitled to vote.

The proposed amendment would amend and restate Section 1 of Article XII of the Certificate of Incorporation as follows:

The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors and the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the then outstanding voting securities of the Corporation, voting together as a single class, shall be required for the amendment, repeal or modification of the provisions of Section 2 and Section 3 of Article IV, Section 1 and Section 2 of Article V, Article VI, Section 5 of Article VII, Article VIII, Article XI or Article XII of this Amended and Restated Certificate of Incorporation.

The form of the proposed certificate of amendment to the Certificate of Incorporation is attached hereto as Appendix C.

Reasons for the Stockholder Vote Amendment

The Board of Directors is committed to ensuring effective corporate governance policies and practices, which ensure that the Company is governed in accordance with high standards of ethics, integrity and accountability and in the best interests of our stockholders. The Board of Directors has considered the advantages and disadvantages of maintaining the 66 2/3% voting provisions in our Certificate of Incorporation. The Board of Directors has considered this in light of amendments to the capital stock of the Company under Section 1 of Article IV. Upon review, the Board of Directors has determined that removing the requirement with respect to amendments to our capital stock is advisable and in the best interests of the Company and our stockholders because it will increase the flexibility of the Company to meet future financing and compensation needs, including raising capital through issuances of common stock or securities that are convertible into common stock, potential business expansion through strategic mergers, acquisitions, or other business combinations through issuances of common stock, establishing potential strategic relationships with other companies through the issuance of common stock, exchanges of common stock or securities that are convertible into common stock for other outstanding securities, providing equity incentives to attract and retain employees, officers or directors, and other purposes.

Potential Effects of the Vote Requirement Amendment

Following the Stockholder Vote Amendment, the requirement for future amendments to Section 1 of Article IV will be determined by the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors and the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Company entitled to vote. Accordingly, the stockholder vote required to amend Section 1 of Article IV of the Certificate of Incorporation will no longer be 66 2/3% of the outstanding voting securities of the Company.

Potential Effects if the Vote Requirement Amendment is not Approved

If the Stockholder Vote Requirement is not approved, the stockholder vote required to amend Section 1 of Article IV of the Certificate of Incorporation will remain at 66 2/3% of the outstanding voting securities of the Company. Accordingly, it will remain more difficult for the Company to obtain the stockholder vote required to amend the capital structure to meet future financing and compensation needs of the Company in the future.

Implementation of the Vote Requirement Amendment

Following stockholder approval of this proposal, the Board of Directors will file a certificate of amendment with the Secretary of State of the State of Delaware.

Vote Required

The affirmative vote of the holders of 66 2/3% of the issued and outstanding shares of the Company's common stock entitled to vote is required for the approval of this proposal. An abstention from voting by a stockholder or a broker non-vote has the same legal effect as a vote “against” the matter.

The Board of Directors deems Proposal No. 5 "Approval of an Amendment to Article XII of our Certificate of Incorporation to Eliminate the 66 2/3% Affirmative Vote Requirement for Amendments to Section 1 of Article IV Thereof" to be in our and our stockholders' best interests and unanimously recommends a vote "FOR" approval thereof.

MANAGEMENT AND CORPORATE GOVERNANCE

Executive Officers and Directors

The following table sets forth the names, ages and positions of our executive officers and directors as of May 1, 2023:

Name	Age	Position
Executive Officers:
Milton H. Werner, Ph.D.	60	President, Chief Executive Officer and Director
Joseph Frattaroli, C.P.A.	61	Chief Financial Officer
Non-Employee Directors:
Gisele Dion(1)(2)(4)	56	Director
Roy Freeman, M.D.(2)(3)	71	Director
Paul Grint, M.D.(1)(2)(3)(5)	65	Director
Dennis Berman(1)(3)(6)	72	Director
(1)
Member of audit committee
(2)
Member of the compensation committee
(3)
Member of the corporate governance and nominating committee
(4)
Chair of audit committee
(5)
Chair of compensation committee
(6)
Chair of corporate governance and nominating committee

Executive Officers

Milton H. Werner, Ph.D. has been our President and Chief Executive Officer and a member of our Board of Directors since our formation as a Delaware corporation in June 2010. He founded our predecessor, Inhibikase Therapeutics, LLC, in 2008 as an entrepreneurial start-up in Atlanta, Georgia with initial financial support from the Georgia Research Alliance. Prior to founding Inhibikase, from May 2007 until August 2008, Dr. Werner served as Director of Research at Celtaxsys, Inc., a cell-free immunotherapeutics company. From September 1996 until June 2007, Dr. Werner was a Head of the Laboratory of Molecular Biophysics at The Rockefeller University and departed the University at the rank of Associate Professor. While at The Rockefeller University, Dr. Werner focused on developing more complete understandings of mechanisms of human disease in immunology, oncology and infectious disease. Dr. Werner is the author or co-author of more than 70 research articles, reviews and book chapters and has given lectures on his research work on more than 150 occasions throughout the world. He is the recipient of numerous private and public research grants totaling more than $21 million, and of several awards, including the Young Investigator Award from the Sidney Kimmel Cancer Foundation, the Research Chair from the Brain Tumor Society and a $1 million Distinguished Young Scholars in Medical Research award from the W. M. Keck Foundation. He is also an Adjunct Full Professor in the School of Biology at the Georgia Institute of Technology and a Member of the Winship Cancer Institute of Emory University, both in Atlanta, Georgia. Dr. Werner received his Ph.D. in Chemistry from the University of California, Berkeley and his B.S. in Biochemistry from the University of Southern California. He also completed his post-doctoral training at the National Institute of Health with a specialization in structural biology. We believe Dr. Werner is qualified to serve on our Board of Directors because of the perspective and experience he provides as our founder and as our President and Chief Executive Officer, as well as his experience within the pharmaceutical industry, particularly in the area of neuroscience, infectious disease and drug discovery and development.

Joseph Frattaroli has served as our Chief Financial Officer since April 2018. From July 2015 through 2017, Mr. Frattaroli has served as an independent consultant to Danforth Advisors LLC, providing strategic advisory services to emerging public and private biotechnology and biopharmaceutical clients of Danforth Advisors LLC.

In January 2010, Mr. Frattaroli founded Flagship Consulting, Inc. through which he has provided chief financial officer and consulting services for the past 10 years to several emerging biopharmaceutical and medical device companies, with responsibilities that included capital formation, deal structuring, and assisting private companies in their transition to becoming publicly traded SEC registrants. Mr. Frattaroli is a certified public accountant with more than 15 years of experience in public company filings and compliance for Nasdaq and OTC Markets companies. Mr. Frattaroli received his B.S. in Accounting from Salem State University and was previously employed by Ernst & Young, LLP.

Key Non-Executive Officers

Roger Rush, Ph.D. has been our Head of Preclinical Research since January 2015 and is an experienced veteran of the pharmaceutical industry with over 30 years of experience working in the United Kingdom and U.S. for small and large pharmaceutical companies and contract research organizations, and is now based in the greater Boston area. Dr. Rush has been a principal of Allon Preclinical Consulting, LLC since February 2015. From March 2012 to December 2014, he was Vice President Preclinical Development for Idenix Pharmaceuticals, Inc., a pharmaceutical company and wholly-owned subsidiary of Merck & Company, Inc., where he managed the DMPK, toxicology and discovery research that lead to the identification of lead molecules to treat the Hepatitis C virus. His major career focus has been on preclinical research and development, safety assessment and the translation of discovery research molecules into clinical development. He has contributed to over 20 IND, CTA and product license submissions and approved drugs including nicardipine (Cardene), ranolazine (Ranexa), Foscan, and zileuton (Zyflo CR). His work has spanned numerous therapeutic areas, including anti-inflammatory, anti-allergy, arthritis, anti-infectives, CNS, cardiovascular, oncology, genitourinary and anti-hyperlipidemics. He received his B.Sc. and Ph.D. in Biochemistry from the University of Surrey in the United Kingdom.

Surendra Singh, Ph.D. has served as our head of Chemistry, Manufacturing and Controls (CMC) as a consultant since August 2014. As our head of Chemistry, Manufacturing and Controls, Dr. Singh establishes and manages the commercial process, global outsourcing, and global vendor management, as well as participates in all aspects of the drafting and review of regulatory documents from the IND to NDA. Since 2011, Dr. Singh has served as chemical manufacturing and controls consultant at Syner-G Pharma Consulting, LLC, a pharmaceutical manufacturing consultancy. From 2001 to 2011, he served in various roles at Sunovion Pharmaceuticals Inc. and its predecessor, Sepracor Inc., including as a director of chemical process research. He is an expert in chemical process research and development, from lead optimization to launch, technology transfer and API manufacturing. Dr. Singh received his doctoral degree from the Indian Institute of Technology in 1991 and was a post-doctoral fellow at The Ohio State University from 1991 to 1994.

Terence Kelly, Ph.D. currently serves as our Medicinal Chemistry and Drug Discovery consultant. Since June 2014, he has served as a member of the board of directors of Cardax, Inc., a life sciences company that develops consumer health and pharmaceutical technologies. Dr. Kelly is a 30-year pharmaceutical industry veteran and, along with Dr. Werner, developed the RAMP™ approach to drug design. He is a founder of Kelly Pharma Research Consulting, LLC and has served as its President since January 2010. From June 2010 to July 2017, he held several positions at CoMentis, including President and CEO. From July 2002 to December 2009, he served as Vice-President of Medicinal Chemistry at Boehringer Ingelheim Pharmaceuticals, Inc. Dr. Kelly received his B.S. in Chemistry from Rensselaer Polytechnic Institute and his Ph.D. in Chemistry from the University of Texas at Austin. He also completed postdoctoral work in natural products synthesis at Yale University and received an M.B.A. from New York University, Stern School of Business.

Warren Olanow, M.D. is our lead medical professional of Inhibikase and Chief Executive Officer of CLINTREX. He is the former Henry P. and Georgette Goldschmidt Professor and Chairman of the Department of Neurology at the Mount Sinai School of Medicine in New York City, where he is presently Professor Emeritus in the Department of Neurology and in the Department of Neuroscience. Prior to joining Mount Sinai, he served on the faculties of McGill University, Duke University, and the University of South Florida. He is the former President of the Movement Disorder Society, past President of the International Society of Motor Disturbances, and former Treasurer of the American Neurological Association. He has served on the Board of Directors of the National Space Biomedical Research Institute and the executive committee of the Michael J. Fox Foundation Scientific Advisory Board, and he is the former Chairman of the Scientific Advisory Board of the Bachmann-Strauss Parkinson and of the Dystonia Foundation. Dr. Olanow is the former Co-Editor-in-Chief of the journal, Movement Disorders. He has been principal investigator of numerous studies leading to approval of drugs and devices for treating neurodegenerative diseases. Dr. Olanow received his medical degree from the University of Toronto, performed his neurology training at the New York Neurological Institute at Columbia Presbyterian Medical Center at Columbia University, and undertook postgraduate studies in neuroanatomy at Columbia University.

Non-Employee Directors

Dennis Berman has served as a member of our Board of Directors since December 22, 2020. For a description of Mr. Berman’s business experience and qualifications please see above in the section titled “Proposal No. 1 – Election of Class III Directors.”

Gisele Dion has served as a member of the Board of Directors since September 1, 2022. For a description of Ms. Dion’s business experience and qualifications please see above in the section titled “Proposal No. 1 – Election of Class III Directors.”.

Roy Freeman, M.D. has served as a member of our Board of Directors since December 22, 2020. Dr. Freeman is a Professor of Neurology at the Harvard Medical School and the Director of the Center for Autonomic and Peripheral Nerve Disorders at Beth Israel Deaconess Medical Center in Boston, Massachusetts. Dr. Freeman is the former chairman of the World Federation of Neurology research group on the autonomic nervous system, former president of the American Autonomic Society, and former chairman of the Autonomic Section of the American Academy of Neurology. He serves on the Executive Committee and the Steering Committee of the Analgesic, Anesthetic, and Addiction Clinical Trial Translations, Innovations, Opportunities, and Networks (ACTTION), a public-private partnership with the United States FDA. Dr. Freeman is Editor-in-Chief of Autonomic Neuroscience: Basic and Clinical and on the editorial boards of The Journal of the Peripheral Nervous System and Clinical Autonomic Research. He is a founder of several companies in pain and neurodegenerative disease and is on the scientific advisory boards of many large and small pharmaceutical and biotechnology companies. He is on the board of directors of Cutaneous Neurodiagnostic Life Sciences. His research and clinical interests are in biomarker development in neurodegenerative disease, the physiology and pathophysiology of the small nerve fibers and the autonomic nervous system, and clinical trial design methodology in peripheral and central nervous system disease. He is the principal investigator on NIH-funded studies on the neurological complications of diabetes, the neurobiology of stress, and biomarker development in alpha-synucleinopathies. He has been a principal investigator on many neurodegenerative diseases and neuropathic pain clinical trials. He has authored more than 280 original reports, chapters, and reviews. Dr. Freeman received his medical degree from the University of Cape Town. We believe Dr. Freeman’s specific and extensive experience in clinical treatment of Parkinson’s and other neurological disorders coupled with his extensive experience as a director of pharmaceutical companies and as an advisor of novel therapies for neurological diseases makes him uniquely qualified to serve on our Board of Directors.

Paul Grint, M.D. has served as a member of our Board of Directors since December 22, 2020. Dr. Paul Grint was most recently CEO and a member of the board of directors of AmpliPhi Biosciences, which merged with C3J Therapeutics to form Armata Pharmaceuticals. Dr. Grint has more than two decades of experience in biologics and small-molecule research and development, including the successful approval and commercialization of products in the infectious diseases, immunology, and oncology therapeutic areas. Dr. Grint has also served in senior management roles at Cerexa, Forest Laboratories, Kalypsys, Pfizer, IDEC Pharmaceuticals, and Schering-Plough Corporation. He is currently a board member at January Therapeutics, Cardea Bio and Synedgen. He is a Fellow of the Royal College of Pathologists, a member of numerous professional and medical societies, and holds a bachelor’s degree from St. Mary’s Hospital College, University of London and a medical degree from St. Bartholomew’s Hospital College, University of London. Dr. Grint’s extensive leadership experience as both Chief Executive Officer and as a director of privately held and public companies along with his extensive experience in clinical pharmaceutical development makes him uniquely qualified to serve on our Board of Directors.

Scientific Advisory Board

We have assembled a highly qualified scientific advisory board that collectively have deep domain expertise in neurodegenerative diseases, infectious disease in the brain, drug development and translational medicine.

Dr. Ted Dawson, M.D., Ph.D., is a director at the Institute for Cell Engineering and Professor of Neurology at The John Hopkins University School of Medicine. He focuses on movement disorders, and many advances in neurobiology of disease have stemmed from Dr. Dawson’s identification of the mechanisms of neuronal cell death and the elucidation of the molecular mechanisms of neurodegeneration. He pioneered the role of nitric oxide in neuronal injury in stroke and excitotoxicity and elucidated the molecular mechanisms by which nitric oxide and poly (ADP-ribose) polymerase kills neurons. His studies of nitric oxide led to major insights into the neurotransmitter functions of this gaseous messenger molecule. He co-discovered the neurotrophic properties of non-immunosuppressant immunophilin ligands. Dr. Dawson’s discoveries have led to innovative approaches and helped with the enablement of the development of new agents to treat neurologic disorders, such as Parkinson’s Disease and Alzheimer’s disease as well as other neurodegenerative disorders. For his participation on the Scientific Advisory Board, Dr. Dawson has received options for 131,123 shares of our common stock with an exercise price of $2.31 per share, which will expire on December 31, 2027.

Dr. Valina Dawson, Ph.D., is a Professor of Neurology, Neuroscience, Physiology and the Graduate Program in Cellular & Molecular Medicine at the John Hopkins University School of Medicine. She is co-director of the Neuroregeneration and Stem Cell Programs in the Institute for Cell Engineering. Dr. Dawson’s laboratory is actively engaged in discovering and defining cell signaling pathways that lead to either neuronal survival or neuronal death. She explores the role of the monogenic forms of Parkinson’s Disease with a focus on parkin, EIF4G1 and LRRK2 in order to begin to define the biochemical signaling important to Parkinson’s Disease. She has developed yeast, cellular, fly and mouse models to explore the Parkinson’s Disease causing mutations, and studied human neuronal cultures and human postmortem tissue to explore survival and disease signaling events relevant to Parkinson’s Disease and stroke as well as to define neuron survival networks. For her participation on the Scientific Advisory Board, Dr. Dawson has received options for 131,123 shares of our common stock with an exercise price of $2.31 per share, which will expire on December 31, 2027.

Dr. Warren Olanow, M.D., FRCPC is a member of our Scientific Advisory Board. For a description of Dr. Olanow’s business experience and qualifications please see above in this section titled “Key Non-Executive Officers.”

Dr. Robert Hauser is Professor of Neurology at the University of South Florida College of Medicine, in Tampa, Florida. He serves as Director of the USF Parkinson’s Disease and Movement Disorders Center, a Parkinson Foundation Center of Excellence. Dr. Hauser earned a medical degree from Temple University School of Medicine in Philadelphia, Pennsylvania, and completed neurology training at the Eastern Virginia Graduate School of Medicine, in Norfolk, Virginia. Dr. Hauser completed a fellowship in Movement Disorders at the University of South Florida and became Center Director in 1994. Dr. Hauser has authored or co-authored more than 300 peer-reviewed publications and is one of the world’s most cited Parkinson’s Disease investigators. He is Past Chairman of the Interventional Neurology Section of the American Academy of Neurology, has served on the executive committee of the Parkinson Study Group, and was a member of the steering committee for the NIH-sponsored Neuroprotective Exploratory Trials in Parkinson’s Disease program (NET-PD). Dr. Hauser lectures frequently at scientific meetings and served as Chairman of the 2009 World Federation of Neurology International Congress on Parkinson’s Disease and Related Disorders. He has extensive expertise in clinical trial design and execution. Outcome measures that he developed have become the gold standard for use in clinical trials. He maintains an active patient practice and has been voted a Top Doctor by his peers and Castle Connolly Medical Ltd. every year since 2003. His primary research interest is the development of new medical and surgical treatments for Parkinson’s disease and other movement disorders.

Dr. Karl Kieburtz, M.D., M.P.H., is the Robert J. Joynt Professor in Neurology, Senior Associate Dean for Clinical Research and Director of the Clinical & Translational Science Institute at the University of Rochester Medical Center (URMC). He is also Professor of Public Health Sciences and of Environmental Medicine, and was the founding Director of the Center for Human Experimental Therapeutics (CHET). CHET conducts learning phase clinical trials in a wide spectrum of disorders in collaboration with investigators within the URMC as well as with colleagues throughout North America, Europe, Asia and Oceania. Dr. Kieburtz’s primary clinical and research interests are neurodegenerative diseases affecting the basal ganglia, particularly Parkinson disease, Huntington disease, and HIV-related neurologic disorders. He is the principal investigator for the NINDS sponsored trials of neuroprotective agents for PD (NET-PD) and directed the Coordination Center for an NEI-funded consortium in neuro-ophthalmology. He completed his M.D. and M.P.H. degrees at the University of Rochester, as well as his neurology residency and a fellowship in experimental therapeutics.

Dr. Jeffrey H. Kordower, Ph.D., is the Alla V. and Solomon Jesmer Professor of Aging and Neurological Sciences, Rush University Medical Center. He is an international authority in the area of movement disorders, which special expertise in experimental therapeutics and pathogenesis in movement disorders. Dr. Kordower has been ranked 29th in Parkinson’s disease expertise worldwide. He has performed numerous gene and cell therapy preclinical studies that have been translated into clinical trials. He has published landmark papers in the area of cell replacement strategies, including the first demonstration that fetal dopaminergic grafts can survive, innervate, and form synapses in patients with Parkinson’s disease (NEJM). Furthermore, he demonstrated that long-term grafts in such patients can form Lewy bodies (Nature Medicine). He has co-authored a paper in Nature demonstrating that human dopaminergic stem cells can survive and function in parkinsonian mice, rats, and monkeys. With regard to gene therapy, he published the lead article in Science demonstrating that gene delivery GDNF can prevent the emergence of motor symptoms and prevents nigrostriatal degeneration in nonhuman primate models of Parkinson’s disease. Dr. Kordower was also the first to demonstrate that gene delivery of CNTF can obviate neurodegenerative processes in a nonhuman primate model of Huntington’s disease. Dr. Kordower has published more than 350 manuscripts and chapters, 14 of which are citation classics. He has lectured all over the world and has served on more than 20 journal editorial boards (Sections Head and Associate Editor on two, including Movement Disorders). He has also served on the program committee for the World Parkinson’s Congress, is a Past-President of ASNTR, and is both a founding SAB member and two-time Executive Committee member of The Michael J. Fox Foundation. Dr. Kordower received B.A., M.A., and Ph.D. degrees from the City University of New York (CUNY). He was awarded an Honorary Doctor of Science degree from CUNY in 2004.

Dr. Kenneth Marek is President and senior scientist at the Institute for Neurodegenerative Disorders. Dr. Marek’s major research interests include identification of biomarkers for early detection, assessment of disease progression, and development of new treatments for Parkinson’s Disease and Alzheimer’s disease and related neurodegenerative disorders. His specific interest has been in in vivo neuroreceptor imaging biomarkers. He has authored numerous neurology and neuroscience publications on these topics. Dr. Marek is the principal investigator of several ongoing multi-center international studies, including the Parkinson’s Progression Marker Initiative (PPMI), the Parkinson Associated Risk

Syndrome (PARS) study, and Pathways to Prevention (P2P). Dr. Marek serves on the scientific advisory board of The Michael J. Fox Foundation and is a special advisor to the foundation. He also was a co-founder of Molecular NeuroImaging, LLC, a company providing discovery and clinical neuroimaging research services. He received an A.B. in Biochemistry from Princeton University and an M.D. from Yale University.

Dr. Jay Pasricha is Vice-Chair of the Department of Medicine and Professor of Medicine and Neuroscience at The Johns Hopkins University School of Medicine, and Professor of Innovation Management at Johns Hopkins Carey Business School. He is Director of the Johns Hopkins Center for Neurogastroenterology and Director of the Amos Food, Body, and Mind Center at Johns Hopkins. Prior to his positions at Johns Hopkins, Dr. Pasricha served as Chief of Gastroenterology at Stanford University School of Medicine from 2007–2012. Prior to that, he led the GI Division at the University of Texas Medical Branch, where he was the Bassel and Frances Blanton Distinguished Professor in Internal Medicine. His specific interests are focused on molecular mechanisms of visceral pain, gastrointestinal motility, the gut-brain axis, microbiota, neuromodulation, and neural control of glycemic control and obesity. His clinical interests include GI motility disorders and abdominal pain as well as the development of novel endoscopic procedures and devices for a variety of gastrointestinal disorders. He has consistently been on Castle Connelly list of America’s “Top Docs” as well as “Best Doctors” and has authored more than 300 manuscripts/book chapters. He has served on the National Commission on Digestive Diseases, appointed by Congress to provide a “roadmap” for progress in gastrointestinal disorders. He is also the founding Chair of the Center for Gastrointestinal Innovation and Technology, created by the AGA (American Gastroenterological Association). Dr. Pasricha served on the FDA GI Drug Advisory Committee for several years and continues to provide advice to the agency on an ad hoc basis. Dr. Pasricha holds more than 50 patents issued by the USPTO and has co-founded several companies within the Medtech and biotech GI space including Apollo Endosurgery, Enterastim, First Aid Shot Therapeutics (FAST), Neurogastrx, Orphomed, and Glyscend. Dr. Pasricha received his Doctor of Medicine from the All-India Institute of Medical Sciences and training in New Delhi. Subsequently, he trained in internal medicine and pulmonology at Georgetown University-DC General Hospital and Tufts-New England Medical Center, respectively. Thereafter, he trained in gastroenterology at Johns Hopkins Hospital.

Board of Directors Composition

Our Board of Directors currently consists of five members. The number of directors is fixed by our Board of Directors, subject to the terms of our Certificate of Incorporation and Amended and Restated Bylaws. Each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. During 2022, our Board of Directors held eleven meetings and took action by written consent on various other occasions. All directors attended 100% of all meetings of our Board of Directors and of the committees on which they served or that were held during the period they were directors or committee members.

Our Certificate of Incorporation provides that our Board of Directors be divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our current directors are divided among the three classes as follows:

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the Class I director is Dr. Werner, and his term will expire at the annual meeting of stockholders to be held in 2024;
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the Class II directors are Dr. Freeman and Dr. Grint, and their term will expire at the annual meeting of stockholders to be held in 2025; and
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the Class III directors are Mr. Berman and Ms. Dion, and their terms will expire at this Annual Meeting.

At each annual meeting of stockholders, upon the expiration of the term of a class of directors, the successor to each such director in the class will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and until his or her successor is duly elected and qualified, in accordance with our Certificate of Incorporation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

This classification of our Board of Directors may have the effect of delaying or preventing changes in control of our Company.

In addition, under the terms of our Certificate of Incorporation and our Amended and Restated Bylaws, members of our Board of Directors may only be removed for cause. This may also have the effect of delaying or preventing changes in control of our Company.

Board of Directors Leadership Structure

Dr. Werner serves as our President and Chief Executive Officer. At the present time the Company does not expect to have a Chairperson of our Board of Directors. Such Chairperson of our Board of Directors, when appointed, will not be an officer. We expect and intend the positions of Chairperson of our Board of Directors, when and if appointed, and Chief Executive Officer to continue to be held by two separate individuals in the future.

Board of Directors Committees

The Board of Directors has established three standing committees of the board consisting of an audit committee, a compensation committee and a corporate governance and nominating committee, each of which has the composition and the responsibilities described below. Each committee operates pursuant to a written charter that has been approved by our Board of Directors and the corresponding committee and that is reviewed annually and revised as appropriate. Each charter is available on our website at https://www.inhibikase.com/investors/corporate-governance. Information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

Audit Committee

Ms. Dion, Dr. Grint and Mr. Berman each of whom is a non-employee member of our Board of Directors, comprise our audit committee. Ms. Dion is the chair of our audit committee, and is our audit committee financial expert, as that term is defined under the applicable SEC rules, and possesses financial sophistication, as defined under the rules of Nasdaq. All of the members of our audit committee are independent, as that term is defined under the rules of Nasdaq. Our audit committee is responsible for overseeing our corporate accounting and financial reporting process, assisting our Board of Directors in monitoring our financial systems, and overseeing legal, healthcare and regulatory compliance. Our audit committee also:

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selects and hires the independent registered public accounting firm to audit our financial statements;
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helps to ensure the independence and performance of the independent registered public accounting firm;
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approves audit and non-audit services and fees;

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reviews financial statements and discusses with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;
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prepares the audit committee report that the SEC requires to be included in our annual proxy statement;
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reviews reports and communications from the independent registered public accounting firm;
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reviews the adequacy and effectiveness of our internal controls and disclosure controls and procedure;
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reviews our policies on risk assessment and risk management;
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reviews related party transactions; and
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establishes and oversees procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter, which we believe satisfies the applicable rules of the SEC and the listing standards of Nasdaq. During 2022, our audit committee held four meetings.

Compensation Committee

Dr. Grint, Ms. Dion and Dr. Freeman each of whom is a non-employee member of our Board of Directors, comprise our compensation committee. Dr. Grint is the chair of our compensation committee. All of the members of our compensation committee are independent, as that term is defined under the rules of Nasdaq. Our compensation committee oversees our compensation policies, plans and benefits programs. The compensation committee also:

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oversees our overall compensation philosophy and compensation policies, plans and benefit programs;
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reviews and recommends to our Board of Directors for approval compensation for our executive officers and directors;
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prepares the compensation committee report that the SEC would require to be included in our annual proxy statement if we were no longer deemed to be an emerging growth company or a smaller reporting company; and
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administers our equity compensation plans.

Our compensation committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of Nasdaq. During 2022, our compensation committee held six meetings.

Our compensation committee also reviews the performance and development of our management in achieving corporate goals and objectives and assures that our executive officers (including our chief executive officer) are compensated effectively in a manner consistent with our strategy, competitive practice and stockholder interests, as well as such other matters as directed by the Board of Directors or the compensation committee charter.

Our compensation committee also has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances. The compensation committee annually reviews the performance of each of the executive officers, including the chief executive officer. It then determines and approves the compensation of each executive officer, other than the chief executive officer, and determines and makes recommendations regarding the chief executive officer’s compensation level to the Board of Directors for approval.

Corporate Governance and Nominating Committee

Mr. Berman, Dr. Grint and Dr. Freeman each of whom is a non-employee member of our Board of Directors, comprise our corporate governance and nominating committee. Mr. Berman is the chair of our corporate governance and nominating committee. All members are independent, as that term is defined under the rules of Nasdaq. Our corporate governance and nominating committee oversees and assists our Board of Directors in reviewing and recommending nominees for election as directors. Specifically, the corporate governance and nominating committee also:

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identifies, evaluates and makes recommendations to our Board of Directors regarding nominees for election to our Board of Directors and its committees;
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considers and makes recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;
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reviews developments in corporate governance practices;
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evaluates the adequacy of our corporate governance practices and reporting; and
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evaluates the performance of our Board of Directors and of individual directors.

Our corporate governance and nominating committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of Nasdaq. During 2022, our corporate governance and nominating committee held two meetings.

Compensation Committee Interlocks and Inside Participation

None of the members of our compensation committee are or have been an officer or employee of our Company. None of our executive officers currently serve, or in the past fiscal year has served, on the board of directors or compensation committee (or other board of directors’ committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Risk Oversight

In its governance role, and particularly in exercising its duty of care and diligence, the Board of Directors is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board of Directors has broad and ultimate oversight responsibility for our risk management processes and programs and executive management is responsible for the day-to-day evaluation and management of risks to the Company.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of business conduct and ethics is available on our website at www.inhibikase.com. We intend to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions or our directors on our website identified above. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. We will provide any person, without charge, upon request, a copy of our code of conduct and ethics. Such requests should be made in writing to the attention of Milton H. Werner, Ph.D., President and Chief Executive Officer at Inhibikase Therapeutics, Inc., 3350 Riverwood Parkway SE, Suite 1900, Atlanta, Georgia 30339.

Limitation of Liability and Indemnification

Our Certificate of Incorporation and Amended and Restated Bylaws, which became effective upon the completion of our December 2020 initial public offering, provides that we indemnify our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted by Delaware law. Delaware law prohibits our Certificate of Incorporation from limiting the liability of our directors for the following:

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any breach of the director’s duty of loyalty to us or to our stockholders;
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acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
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unlawful payment of dividends or unlawful stock repurchases or redemptions; and
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any transaction from which the director derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our Certificate of Incorporation does not eliminate a director’s duty of care and, in appropriate circumstances, equitable remedies, such as injunctive or other forms of non-monetary relief, remain available under Delaware law. This provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or other state or federal laws. Under our Amended and Restated Bylaws, we are also empowered to purchase insurance on behalf of any person whom we are required or permitted to indemnify. We have purchased and currently maintain directors’ and officers’ liability insurance.

In the case of an action or proceeding by or in the right of our Company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our Certificate of Incorporation and Amended and Restated Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. Moreover, a stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Process for Identifying and Evaluating Nominees for the Board of Directors

Director Qualifications

The corporate governance and nominating committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board of Directors or specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.

Identifying Nominees

The corporate governance and nominating committee has two primary methods for identifying director candidates (other than those proposed by our stockholders, as discussed below). First, on a periodic basis, the nominating committee will solicit ideas for possible candidates from a number of sources, including members of the Board of Directors, our executive officers and individuals personally known to the members of the Board of Directors. Second, the corporate governance and nominating committee is authorized to use its authority under its charter to retain at our expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms).

Stockholder Candidates

The corporate governance and nominating committee will consider candidates for nomination as a director submitted by stockholders. Although the corporate governance and nominating committee does not have a separate policy that addresses the consideration of director candidates recommended by stockholders, the Board of Directors does not believe that such a separate policy is necessary because our Amended and Restated Bylaws permit stockholders to nominate candidates and one of the duties set forth in the corporate governance and nominating committee charter is to consider director candidates submitted by stockholders in accordance with our Amended and Restated Bylaws. The corporate governance and nominating committee will evaluate individuals recommended by stockholders for nomination as directors according to the criteria discussed above and in accordance with our Amended and Restated Bylaws and the procedures described under “Stockholder Proposals and Nominations” below.

Review of Director Nominees

The corporate governance and nominating committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by our directors, executive officers, third-party search firms or other sources. In evaluating proposed director candidates, the corporate governance and nominating committee may consider, in addition to any minimum qualifications and other criteria for Board of Directors membership approved by the Board of Directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the proposed director candidate’s understanding of our business and industry on a technical level, his or her judgment and skills, his or her depth and breadth of professional experience or other background characteristics, his or her independence, his or her willingness to devote the time and effort necessary to be an effective board member, and the needs of the Board of Directors. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The corporate governance and nominating committee considers at least annually, and recommends to the Board of Directors suggested changes to, if any, the size, composition, organization and governance of the Board of Directors and its committees.

Stockholder Proposals and Nominations

In order for a stockholder to nominate a person for election as a director at the 2024 Annual Meeting of stockholders, you must provide written notice to Inhibikase Therapeutics, Inc., 3350 Riverwood Parkway SE, Suite 1900, Atlanta, Georgia 30339, c/o Corporate Secretary. The notice of a proposed director nomination must provide information and documentation as required in our Amended and Restated Bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders; and any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be). A copy of the Amended and Restated Bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

Effective September 1, 2022, Rule 14a-19 under the Exchange Act requires the use of a universal proxy card in contested director elections. Under this “universal proxy rule,” a stockholder intending to engage in a director election contest with respect to an annual meeting of stockholders must give the Company notice of its intent to solicit proxies by providing the name(s) of the stockholder’s nominee(s) and certain other information at least 60 calendar days prior to the anniversary of the previous year's annual meeting date (except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company).

Stockholder Communications with the Board of Directors

Stockholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by submitting a communication in an envelope addressed to the “Board of Directors,” a specifically named independent director or the “Independent Directors” as a group, in care of the Corporate Secretary. All such communications will be conveyed, as applicable, to the full Board of Directors, the specified independent director or the independent directors as a group.

EXECUTIVE COMPENSATION

Our named executive officers for 2022 which consist of our principal executive officer and the next most highly compensated executive officer, are:

•
Milton H. Werner, Ph.D., our President and Chief Executive Officer; and
•
Joseph Frattaroli, C.P.A., our Chief Financial Officer

Summary Compensation Table

The following table sets forth information regarding the compensation of our named executive officers for the years ended December 31, 2022 and December 31, 2021:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Milton H. Werner, Ph.D.	2022	500,833	—	85,865	140,250	17,107	744,055
President and Chief Executive Officer	2021	455,000	—	—	138,548	17,107	610,655
Joseph Frattaroli, C.P.A.	2022	395,833	—	42,932	136,000	—	574,765
Chief Financial Officer	2021	375,000	—	—	112,500	—	487,500
(1)
The amount represents the aggregate grant date fair value of the option award as calculated in accordance with FASB Accounting Standards Codification Topic 718, or ASC 718. The calculation of the grant date fair value of the awards disclosed in this column include a risk-free interest rate of 1.7 percent, expected volatility of 84.15 percent, expected term of 4.5 years and an expected dividend yield of zero percent.
(2)
Amounts represent awards to our named executive officers under our annual performance-based cash incentive program. Annual cash incentive compensation for 2022 was earned in 2022 and paid in 2023, annual cash incentive compensation for 2021 was earned in 2021 and paid in 2022.
(3)
The amount represents $5,023 for life insurance policy premiums and $12,084 in automobile expenses for the years ended December 31, 2022 and 2021.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2022:

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date
Milton H. Werner	11/1/2015	21,854	—	—	2.31	11/1/2025
	11/1/2016	21,854	—	—	2.31	11/1/2026
	11/1/2017	21,854	—	—	2.31	11/1/2027
	11/1/2018	21,854	—	—	4.79	11/1/2028
	11/1/2019	21,854	—	—	5.57	11/1/2029
	12/22/2020 (2)	66,667	33,333	—	10.00	12/22/2027
	3/7/2022 (3)	—	125,000	—	1.07	3/7/2029
	3/7/2022 (4)	—	250,000	—	1.07	3/7/2029
Joseph Frattaroli	8/25/2020	21,854	—	—	5.90	8/25/2027
	8/25/2020	150,000 (1)	—	—	5.90	8/25/2027
	12/22/2020 (2)	66,667	33,333	—	10.00	12/22/2027
	3/7/2022 (3)	—	62,500	—	1.07	3/7/2029
	3/7/2022 (4)	—	125,000	—	1.07	3/7/2029
(1)
The grant of 150,000 options to Mr. Frattaroli with a grant date of August 25, 2020 was issued to Flagship Consulting, Inc. (“Flagship”). Flagship is owned and controlled by Mr. Frattaroli.
(2)
One third of these grants vested and became exercisable on the first anniversary of the closing of our initial public offering (i.e. December 28, 2021) and the remainder will vest and become exercisable in 24 equal monthly installments thereafter (commencing with January 1, 2022), subject generally to continued service through each vesting date. For a description of accelerated vesting provisions, please see below in this section titled “Employment Arrangements with Our Named Executive Officers.”
(3)
One third of these grants vested and became exercisable on March 7, 2023, and the remaining portion will vest and become exercisable in 24 equal monthly installments thereafter (commencing with April 1, 2023), subject generally to continued service through each vesting date. For a description of accelerated vesting provisions, please see below in this section titled “Employment Arrangements with Our Named Executive Officers.”
(4)
These options are subject to performance vesting and will vest and become exercisable once the performance conditions have been met. There is no assurance that the performance conditions will be met and therefore some or all of these options may never vest or become exercisable. As of December 31, 2022 no performance conditions were met.

Employment Arrangements with Our Named Executive Officers

Milton H. Werner, Ph.D. Employment Agreement

Dr. Werner receives an annual base salary of $510,000 and is eligible to receive an annual performance cash bonus with a target amount equal to 50% of his annual base salary, which cash bonus is earned based on the achievement of performance goals established by the compensation committee of the Board of Directors in the first quarter of the year. The performance goals may include a number of factors such as the successful progression of clinical trials, pre-clinical trials, and development, the successful submission of regulatory filings, the discovery and development of additional candidate molecules, the entering into of one or more strategic partnerships, the adequacy of the Company’s working capital, investor relations and successful organizational growth.

Pursuant to the Werner Employment Agreement, Dr. Werner is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality obligations.

In the event of a termination of Dr. Werner's employment by the Company without “cause” or by Dr. Werner for

“good reason” other than in connection with a change in control, Dr. Werner is entitled to receive: (i) an amount equal to 12 months of his base salary, paid out in equal installments over a six-month period; (ii) payment of any annual bonus accrued for the year prior to termination (to the extent not already paid); (iii) payment of a pro-rated annual bonus (pro-rated based on the number of days Dr. Werner was employed during the year) for the year of termination based on actual performance through the end of the year and paid when bonuses are paid to other senior executives of the Company; (iv) reimbursement of COBRA premiums for up to 12 months; and (v) full vesting for any outstanding, unvested equity awards granted to him by the Company. Dr. Werner’s outstanding vested stock options will generally remain exercisable no longer than six (6) months following such a termination.

In the event of a termination of Dr. Werner's employment by the Company without “cause” or by Dr. Werner for “good reason” within 12 months following a change in control, Dr. Werner is entitled to receive (i) an amount equal to 18 months of his base salary, paid out in equal installments over a 12-month period; (ii) payment of any annual bonus accrued for the year prior to termination (to the extent not already paid); (iii) an amount equal to his-then target annual bonus; (iv) payment of a pro-rated target annual bonus (pro-rated based on the number of days Dr. Werner was employed during the year) for the year of termination; (v) reimbursement of COBRA premiums for up to 18 months; and (vi) full vesting for any outstanding, unvested equity awards granted to him by the Company. Dr. Werner’s outstanding vested stock options will generally remain exercisable no longer than six (6) months following such a termination.

The receipt of any termination benefits described above is subject to Dr. Werner’s execution of a release of claims in favor of the Company, a form of which is attached as an exhibit to the Werner Employment Agreement.

In the event of Dr. Werner’s termination due to death or disability, Dr. Werner will receive full vesting for any outstanding, unvested equity awards granted to him by the Company.

The Werner Employment Agreement also provides for monthly severance payments in connection with any termination other than by the Company without "cause", by Dr. Werner for "good reason" or due to death. Such severance payments are in an aggregate amount equal to one-half of Dr. Werner’s highest annual base salary during the two years preceding termination. Such severance payments will be paid over either (A) a six-month period in the event of a termination that is not in connection with a change in control, or (B) a 12-month period in the event the termination occurs within 12 months following a change in control.

Under the Werner Employment Agreement, “cause” means generally: the conviction of or plea of nolo contendere to a felony; the commission of fraud, misappropriation or embezzlement against any person; the theft or misappropriation of Company property; the breach of the Werner Employment Agreement by Dr. Werner (subject to a cure right); the willful or gross neglect by Dr. Werner of his duties (subject to a cure right); willful or gross misconduct in Dr. Werner’s performance of his duties (subject to a cure right); or the willful violation of any material Company policy (subject to a cure right).

“Good Reason” means generally: a material diminution in authority, duties or responsibilities; a material diminution in base salary that persists for longer than 12 months; or a material breach of the Werner Employment Agreement by the Company. For good reason to apply, Dr. Werner must provide notice to the Company within 90 days of the initial existence of one of the above conditions, the Company fails to cure such condition within 30 days, and Dr. Werner terminates his employment within 180 days following the initial existence of the condition.

“Change in Control” means generally: a merger or consolidation of the Company with another corporation (other than a transaction in which the voting securities outstanding prior to the transaction continue to represent more than 50% of the total voting power of the surviving entity after the transaction); the approval of a plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company’s assets; or a person or entity becomes the beneficial owner of securities of the Company representing 50% or more of the total voting power of the Company.

Joseph Frattaroli, C.P.A. Employment Agreement

Mr. Frattaroli receives an annual base salary of $410,000 (increased effective March 1, 2023 from $400,000) and is eligible to receive an annual performance cash bonus with a target amount equal to 40% of his annual base salary, which cash bonus is earned based on the achievement of performance goals established by the compensation committee of the Board of Directors in the first quarter of the year. The performance goals may include a number of factors such as the successful progression of clinical trials, pre-clinical trials, and development, the successful submission of regulatory filings, the adequacy of the Company’s working capital, investor relations, financial reporting and operations, budgeting and successful organizational growth.

Pursuant to the Frattaroli Employment Agreement, Mr. Frattaroli is subject to a one-year post-termination non-compete and non-solicit of employees and clients. He is also bound by confidentiality obligations.

In the event of a termination of Mr. Frattaroli’s employment by the Company without “cause” or by Mr. Frattaroli for “good reason” other than in connection with a change in control, Mr. Frattaroli is entitled to receive: (i) severance payments equal to nine months of his base salary, paid out in equal installments in accordance with the Company’s normal payroll practices; (ii) payment of any annual bonus accrued for the year prior to termination (to the extent not already paid); (iii) payment of a pro-rated annual bonus (pro-rated based on the number of days Mr. Frattaroli was employed during the year) for the year of termination based on actual performance through the end of the year and paid when bonuses are paid other senior executives of the Company; and (iv) reimbursement for the difference between the cost of COBRA and Mr. Frattaroli’s contribution for health insurance for up to nine months following termination.

In the event of a termination of Mr. Frattaroli’s employment by the Company without “cause” or by Mr. Frattaroli for “good reason” within 12 months following a change in control, Mr. Frattaroli is entitled to receive: (i) severance payments equal to 12 months of his base salary, paid in a lump sum; (ii) payment of any annual bonus accrued for the year prior to termination (to the extent not already paid); (iii) payment of a pro-rated annual bonus (pro-rated based on the number of days Mr. Frattaroli was employed during the year) for the year of termination based on target; (iv) an amount equal to his-then target annual bonus; (v) reimbursement for the difference between the cost of COBRA and Mr. Frattaroli’s contribution for health insurance for up to 12 months following termination; and (vi) full vesting for any outstanding, unvested equity awards granted to him by the Company.

The receipt of any termination benefits described above is subject to Mr. Frattaroli’s execution of a release of claims in favor of the Company, a form of which is attached as an exhibit to the Frattaroli Employment Agreement.

The Frattaroli Employment Agreement also provides for monthly severance payments in connection with any termination other than by the Company without “cause”, by Mr. Frattaroli for “good reason” or due to death. Such severance payments are in an aggregate amount equal to one-half of Mr. Frattaroli’s highest annual base salary during the two years preceding termination. Such severance payments will be paid over either (A) a nine-month period in the event of a termination that is not in connection with a change in control, or (B) a 12-month period in the event the termination occurs within 12 months following a change in control.

Under the Frattaroli Employment Agreement, “cause” means generally: the commission of an act of disloyalty, dishonesty, breach of trust, fraud, misconduct, bad faith, embezzlement, misappropriation of Company assets, or destruction of Company property; gross negligence in the performance of employment duties; refusal, failure or willful nonfeasance to perform employment duties; failure to comply with Company policy (subject to a cure right); conduct which is materially detrimental to the reputation, goodwill or business operation of the Company; the conviction for, or plea of nolo contendere, to a felony; or a breach of the Frattaroli Employment Agreement by Mr. Frattaroli (subject to a cure right).

“Good Reason” and “Change in Control” under the Frattaroli Employment Agreement have the same meanings as those provided in the Werner Employment Agreement, as described above.

Equity Compensation

On March 7, 2022, we granted an option to purchase 375,000 and 187,500 shares of our common stock under the 2020 Plan to Milton H. Werner and Joseph Frattaroli respectively. 250,000 and 125,000 of these options are subject to performance vesting in relation to Milton H. Werner and Joseph Frattaroli respectively. These grants have a seven year term and exercise price of $1.07 per share. One third of the time vested grants vested and became exercisable on March 7, 2023, and the remaining portion will vest and become exercisable in 24 equal monthly installments thereafter (commencing with April 1, 2023), subject generally to continued service through each vesting date.

On March 1, 2023, we granted an option to purchase 315,000 and 135,00 shares of our common stock under the 2020 Plan to Milton H. Werner and Joseph Frattaroli respectively. 105,000 and 45,000 of these options are subject to performance vesting in relation to Milton H. Werner and Joseph Frattaroli respectively. These grants have a seven year term and exercise price of $0.7390 per share. One third of the time vested grants will vest and become exercisable on March 1, 2024, and the remaining portion will vest and become exercisable in 24 equal monthly installments thereafter (commencing with April 1, 2024), subject generally to continued service through each vesting date.

The performance based criteria for vesting may include a number of factors such as the successful progression of clinical trials, pre-clinical trials, and development, the successful submission of regulatory filings, the discovery and development of additional candidate molecules, the entering into of one or more strategic partnerships, the adequacy of the Company’s working capital, investor relations and successful organizational growth.

Other Benefits

We maintain a Simple IRA retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the Simple IRA, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax basis through contributions to the Simple IRA plan. The Simple IRA plan authorizes employer safe harbor matching contributions equal to 3% of covered compensation for eligible employees. The Simple IRA plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement program, contributions to the Simple IRA plan and earnings on those contributions are not taxable to the employees until distributed from the Simple IRA plan.

Our named executive officers who are full time employees are eligible to participate in our medical and dental insurance plans, which are paid by the Company at 90% following the completion of the December 2020 initial public offering, with the remainder paid by the eligible employee. In addition, it is the Company’s practice to reimburse Dr. Werner $418.76 per month in respect of premiums that he pays on his life insurance policy. The Company also paid Dr. Werner $12,084 in 2022 for automobile expenses.

Pledging and Hedging Policies

Under the terms of our Insider Trading Policy, our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in a margin account, all forms of hedging or monetizing our transactions, such as zero-cost collars and forward sale contracts and pledging Company securities to secure margin or other loans.

Director Compensation

The following table presents the total compensation earned for services by each of our non-employee directors during the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Mr. Dennis Berman	58,000	20,623	78,623
Dr. Roy Freeman	49,000	20,623	69,623
Dr. Paul Grint	64,000	20,623	84,623
Ms. Gisele Dion (2)	21,667	37,225	58,892
Ms. Elizabeth O’Farrell (3)	43,333	—	43,333
(1)
The amounts disclosed represent the aggregate grant date fair value of the award as calculated in accordance with FASB Accounting Standards Codification Topic 718, or ASC 718. The calculation of the grant date fair value of the awards disclosed in this column include a risk-free interest rate of 2.89 to 3.45 percent, expected volatility of 86.31 to 86.81 percent, expected term of 4 to 4.25 years and an expected dividend yield of zero percent. These amounts do not correspond to the actual value that may be recognized by the directors upon vesting of the applicable awards.
(2)
Ms. Dion joined the Company's Board of Directors on September 1, 2022.
(3)
Ms. O’Farrell retired from the Company's Board of Directors and as audit committee chair on September 1, 2022.

Our Board of Directors has approved the following compensation program for our non-employee directors, which became effective upon conclusion of the December 2020 initial public offering. Each non-employee director is eligible to receive compensation for his or her service consisting of annual cash retainers and equity awards as described below. Our Board of Directors may revise outside director compensation as it deems necessary or appropriate.

Cash Compensation

All non-employee directors are entitled to receive the following cash compensation for their services:

•
$40,000 per year for service as a board member;
•
$30,000 per year additionally for service as non-executive Chairperson of the Board;
•
$20,000 per year additionally for service as chair of the audit committee;
•
$10,000 per year additionally for service as member of the audit committee, increased from $5,000 per year, effective January 1, 2022 (excluding committee chair);
•
$10,000 per year additionally for service as chair of the compensation committee;
•
$5,000 per year additionally for service as member of the compensation committee (excluding committee chair);
•
$8,000 per year additionally for service as chair of the corporate governance and nominating committee, increased from $5,000 per year, effective January 1, 2022;
•
$4,000 per year additionally for service as member of the corporate governance and nominating committee, increased from $3,000 per year, effective January 1, 2022 (excluding committee chair);

All cash payments to non-employee directors who served in the relevant capacity at any point during the immediately preceding prior fiscal quarter will be paid quarterly in arrears. A non-employee director who served in the relevant capacity during only a portion of the prior fiscal quarter will receive a pro-rated payment of the quarterly payment of the applicable cash retainer.

Equity Compensation

Each new non-employee director will be granted an initial stock option grant of 60,000 option shares with 50% vesting on each of the first two anniversaries of the date of grant and each current non-employee director commencing in 2022 will be granted an annual stock option grant of 40,000 option shares, with vesting on the earlier of the one year anniversary of the date of grant or the day prior to the next annual meeting of stockholders.

On June 24, 2022 each non-employee director received an annual grant of 40,000 non-qualified stock options with a grant date fair value of $20,623, which options will vest one year after the grant date, subject to the grantee’s continued service through that date. In addition, on September 1, 2022, in connection with her appointment to the Board of Directors, Ms. Dion received an initial stock option grant of 60,000 option shares with 50% vesting on each of the first two anniversaries of such grant date. The Company intends to make annual equity grants to non-employee directors coincident with each annual meeting of stockholders.

Scientific Advisory Board Compensation

With the exception of Drs. Ted and Valina Dawson, each member of our scientific advisory board earns $400-600 per hour for his or her service as a member of our scientific advisory board, and, in January 2021, received a one-time stock option grant in respect of 11,438 shares of our common stock. Unlike other scientific advisory board members, we have ongoing pre-clinical research collaborations with Drs. Ted and Valina Dawson and therefore they each received a stock option grant in 2017 in respect of 131,123 shares of our common stock with a five-year vesting period and an exercise price of $2.31. We also reimburse each member of our scientific advisory board for all reasonable and necessary expenses in connection with the performance of his or her services. Members of the scientific advisory board who are also our employees or directors receive no additional compensation for their service on the scientific advisory board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, including those discussed in the section titled “Executive Compensation” in this Proxy Statement, the following is a description of each transaction since January 1, 2022 or any currently proposed transaction in which:

•
we have been or are to be a party to;
•
the amount involved exceeded or exceeds $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years; and
•
any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

For information on our compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, please see the section captioned “Executive Compensation” in this Proxy Statement.

Indemnification Agreements

We entered into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification that is provided for in our Certificate of Incorporation and Amended and Restated Bylaws. The indemnification agreements and our Certificate of Incorporation and Amended and Restated Bylaws that became effective upon the completion of December 2020 initial public offering require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law. See the section captioned “Management and Corporate Governance – Limitation of Liability and Indemnification” for additional information.

Stockholder Loans

On February 5, 2020 (the “Issue Date”), the Company issued a note payable to its CEO (the “CEO Note”) in the aggregate principal amount of $245,250 in exchange for cash. The net proceeds of $245,250 were used as working capital by the Company. The note carries a stated interest rate of 1.59%, compounded semi-annually, and matures on the earlier of the sixth month following the Issue Date or the date the Company has sufficient funds to repay the CEO Note.

The Company has the right to prepay the CEO Note at any time without penalty, and any payments due under the CEO Note are applied first to any costs and expenses due to the CEO, second to accrued but unpaid interest, and third to pay the unpaid principal balance. The CEO Note also contains certain terms and conditions that constitute an event of default, including the Company’s failure to pay the principal or interest when due and such amount remains unpaid for 10 business days after the due date or the Company makes a general assignment for the benefit of its creditors or applies to any tribunal for the appointment of a trustee or receiver of a substantial part of its assets, or commences any proceedings relating to the Company under bankruptcy, reorganization, arrangement, insolvency, readjustment of debts, dissolution, or other liquidation law of any jurisdiction, among other events. If an event of default occurs or is continuing, the CEO may, by giving notice in writing to the Company, declare the entire unpaid principal of the CEO Note due and payable immediately and the Company shall issue a warrant to the CEO to purchase that number of shares of common stock equal to 150% of the value of the loan at an exercise price of $4.87 per share in the case of any default. In the event of a default, the warrant will remain in effect even after the loan is repaid.

The CEO Note also contains customary representations, warranties and covenants, and other terms and conditions.

The Company assessed the terms and features of the CEO Note and determined that none of the terms and features represented embedded derivatives that require bifurcation.

On June 13, 2020, the holder of the CEO Note and the Company entered into a restated agreement (the “CEO Restated Note”). The CEO Restated Note increased the principal amount of the CEO Note to $248,911 to account for 1.59% APR simple interest accrued, extended the stated maturity date of the CEO Note to the earlier to occur of the 30th month following the Issue Date or the date the Company has sufficient funds to repay the CEO Restated Note. The Company and its CEO have agreed that the CEO Restated Note will not be repaid for a minimum of 12 months following the closing of the December 2020 initial public offering. The Issue Date, February 5, 2020, is unchanged. In addition, the interest rate was reduced, effective as of the Issue Date, from 1.59% APR to 0.25%, compounded semi-annually. The CEO Restated Note also changed the exercise price of the warrant from $4.87 to $4.81 per share in the case of any default. The other provisions of the CEO Restated Note are the same, in all material respects, to the CEO Note. The principal balance and accrued interest on the CEO Note were settled in full in cash on January 3, 2022.

Director Independence

Our common stock is listed on Nasdaq. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and corporate governance and nominating committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board of directors committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our Board of Directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each non-employee director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of our directors have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq and Rule 10A-3 and Rule 10C-1under the Exchange Act. Only Dr. Werner is not independent under Nasdaq’s independence standards.

In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in this section.

Nasdaq Diversity Matrix

In accordance with Nasdaq's Board Diversity Rule, we have included our board diversity matrix in this proxy statement as set forth below.

Board Diversity Matrix for Inhibikase Therapeutics, Inc. As of May 1, 2023

Total Number of Directors	5
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	4	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth the beneficial ownership of our common stock as of May 1, 2023 by:

•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;
•
each of the named executive officers;
•
each of our directors; and
•
all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 31,056,238 shares of our common stock outstanding on May 1, 2023. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of May 1, 2023, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Inhibikase Therapeutics, Inc., 3350 Riverwood Parkway SE, Suite 1900, Atlanta, GA 30339.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares	Percentage
Named Executive Officers and Directors
Milton H. Werner, Ph.D.(1)	5,586,302	17.8%
Joseph Frattaroli, C.P.A.(2)	333,834	1.1%
Dennis Berman(3)	200,625	*
Roy Freeman, M.D.(4)	200,625	*
Paul Grint, M.D.(5)	200,625	*
Gisele Dion	—	*
All executive officers and directors as a group (six persons)	6,522,011	20.3%
5% Stockholders
Daniel Kalman, Ph.D.(6)	1,748,313	5.3%

(*) Represents beneficial ownership of less than one percent.

(1)
Consists of (a) 5,335,370 shares held of record by Milton H. Werner, Ph.D. and (b) 250,932 shares underlying options exercisable within 60 days of May 1, 2023.
(2)
Consists of (a) 44,143 shares held of record by Flagship Consulting, Inc., an entity controlled by Mr. Frattaroli, (b) 3,948 shares held directly and (c) 285,743 underlying options exercisable within 60 days of May 1 2023.
(3)
Consists of 200,625 shares underlying options exercisable within 60 days of May 1, 2023.
(4)
Consists of 200,625 shares underlying options exercisable within 60 days of May 1, 2023.
(5)
Consists of 200,625 shares underlying options exercisable within 60 days of May 1, 2023.
(6)
Daniel Kalman reports sole voting power with respect to 1,748,313 shares of common stock and sole dispositive power with respect to 1,748,313 shares of common stock. For information regarding Daniel Kalman, we have relied solely on the Schedule 13G filed with the SEC by Daniel Kalman on March 23, 2021.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s proxy materials, which means that we or they deliver a single proxy statement or Notice, as applicable, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate proxy statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at (678) 392-3419 or by sending a written request to:

INHIBIKASE THERAPEUTICS, INC.

3350 RIVERWOOD PARKWAY SE, SUITE 1900

ATLANTA, GEORGIA 30339

OTHER BUSINESS

We do not know of any matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the person named in the enclosed proxy card will vote the shares represented by proxies in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order for a stockholder proposal to be considered for inclusion in the proxy statement for the 2024 annual meeting of stockholders, the written proposal must be received by the Corporate Secretary at the address below no earlier than February 27, 2024 and no later than March 28, 2024. In the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should be addressed to:

INHIBIKASE THERAPEUTICS, INC.

3350 RIVERWOOD PARKWAY SE, SUITE 1900

ATLANTA, GEORGIA 30339

For a stockholder proposal that is not intended to be included in the proxy statement for the 2024 annual meeting of stockholders, or if you want to nominate a person for election as a director, you must provide written notice to the Corporate Secretary at the address above. The Secretary must receive this notice not earlier than February 27, 2024 and no later than March 28, 2024. However, if our 2023 annual meeting of stockholders is held more than 30 days before or more than 60 days after June 24, 2023, then the Secretary must receive this notice not earlier than the close of business on the 120th day prior to the date of our 2024 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which we make a public announcement of the date of the meeting. The notice of a proposed item of business must provide information as required in our Amended and Restated Bylaws which, in general, require that the notice include for each matter a brief description of the matter to be brought before the meeting; the reason for bringing the matter before the meeting; your name, address, and number of shares you own beneficially or of record; and any material interest you have in the proposal.

Effective September 1, 2022, Rule 14a-19 under the Exchange Act requires the use of a universal proxy card in contested director elections. Under this “universal proxy rule,” a stockholder intending to engage in a director election contest with respect to an annual meeting of stockholders must give the Company notice of its intent to solicit proxies by providing the name(s) of the stockholder’s nominee(s) and certain other information at least 60 calendar days prior to the anniversary of the previous year's annual meeting date (except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company).

The notice of a proposed director nomination must provide information and documentation as required in our Amended and Restated Bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders; and any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be). A copy of the Amended and Restated Bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and any financial statement schedules required to be filed in accordance with SEC rules, will be sent without charge to any stockholder of the Company requesting it in writing from: Inhibikase Therapeutics, Inc., 3350 Riverwood Parkway SE, Suite 1900, Atlanta, Georgia 30339, Attention: Milton H. Werner, Ph.D. We also make available, free of charge on our website, all of our filings that are publicly filed on the SEC’s EDGAR website, including Forms 10-K, 10-Q and 8-K, at https://www.inhibikase.com/.

By Order of the Board of Directors

/s/ Milton H. Werner
Milton H. Werner, Ph.D. President and Chief Executive Officer

Atlanta, Georgia

May 5, 2023

Appendix A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
INHIBIKASE THERAPEUTICS, INC.

Inhibikase Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:

FIRST: Section 1 of Article IV of the Certificate of Incorporation, as amended (the “Certificate of Incorporation”), of the Corporation is hereby amended and replaced in its entirety to read as follows:

“This Corporation is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Corporation shall have authority to issue is two hundred ten million (210,000,000) shares, of which two hundred million (200,000,000) shares are Common Stock, $0.001 par value, and ten million (10,000,000) shares are Preferred Stock, $0.001 par value.”

SECOND: This Certificate of Amendment shall become effective on [ ], at 12:01 a.m.

THIRD: That pursuant to resolution of the Board of Directors, the proposed amendment was submitted to the stockholders of the Corporation for consideration at the annual meeting of stockholders held on June 23, 2023 and was duly adopted by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by its President and Chief Executive Officer on [ ].

INHIBIKASE THERAPEUTICS, INC.

By:

Name: Milton H. Werner, Ph.D.
Title: President and Chief Executive Officer

Appendix B

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
INHIBIKASE THERAPEUTICS, INC.

Inhibikase Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:

FIRST: Article IV of the Certificate of Incorporation, as amended (the “Certificate of Incorporation”), of the Corporation is hereby amended by adding the following Section 3 at the end thereof:

“Section 3. Upon the filing and effectiveness (the “Reverse Split Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [five to twenty] [(5 –  20)] shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Reverse Split Effective Time, shall automatically be reclassified, combined, and converted into one (1) validly issued, fully paid, and non-assessable share of Common Stock, par value $0.001 per share, of the Corporation, without any action by any holder thereof; provided that no fractional share interests shall be issued as a result of the foregoing reclassification, combination, and conversion. Any stockholder of record of Common Stock immediately prior to the Reverse Split Effective Time that would otherwise be entitled to fractional share interests pursuant to the provisions of this Article, shall be entitled, upon the Reverse Split Effective Time, to receive one whole share of Common Stock in lieu of such fractional share interests.”

SECOND: This Certificate of Amendment shall become effective on         , at 12:01 a.m.

THIRD: That pursuant to resolution of the Board of Directors, the proposed amendment was submitted to the stockholders of the Corporation for consideration at the annual meeting of stockholders held on [June 23, 2023] and was duly adopted by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by its Chief Executive Officer, on .

INHIBIKASE THERAPEUTICS, INC.

By:

Name: Milton H. Werner, Ph.D.
Title: President and Chief Executive Officer

Appendix C

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
INHIBIKASE THERAPEUTICS, INC.

Inhibikase Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:

FIRST: Article XII of the Certificate of Incorporation, as amended (the “Certificate of Incorporation”), of the Corporation is hereby amended and replaced in its entirety to read as follows:

“The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors and the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the then outstanding voting securities of the Corporation, voting together as a single class, shall be required for the amendment, repeal or modification of the provisions of Section 2 and Section 3 of Article IV, Section 1 and Section 2 of Article V, Article VI, Section 5 of Article VII, Article VIII, Article XI or Article XII of this Amended and Restated Certificate of Incorporation.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by its President and Chief Executive Officer on .

INHIBIKASE THERAPEUTICS, INC.

By:

Name: Milton H. Werner, Ph.D.
Title: President and Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF INHIBIKASE THERAPEUTICS, INC. June 24, 2022 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders are available at http://www.astproxyportal.com/ast/23797 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 10030000000000001000 2 062521 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 and 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Directors: NOMINEES: FOR THE NOMINEE Roy Freeman M.D. WITHHOLD AUTHORITY FOR THE NOMINEE FOR THE NOMINEE Paul Grint M.D. WITHHOLD AUTHORITY FOR THE NOMINEE FOR AGAINST ABSTAIN 2. To approve an amendment to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000. 3. To ratify the appointment of CohnReznick LLP as the Company's registered independent public accounting firm for the year ending December 31, 2022 FOR AGAINST ABSTAIN In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of directors and FOR Proposals 2 and 3. MARK “X” HERE IF YOU PLAN TO ATTEND THE VIRTUAL MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.